UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934
(Amendment No. _________________)

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SUMMIT MUTUAL FUNDS, INC.

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(Name of Registrant as Specified In Its Charter)

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SUMMIT MUTUAL FUNDS, INC.

Summit Apex Series

Large Cap Growth Fund
High Yield Bond Fund
Short-term Government Fund

Summit Pinnacle Series

Zenith Portfolio
S&P 500 Index Portfolio
S&P MidCap 400 Index Portfolio
Balanced Index Portfolio
Nasdaq-100 Index Portfolio
Russell 2000 Small Cap Index Portfolio
EAFE International Index Portfolio
Lehman Aggregate Bond Index Portfolio
Inflation Protected Plus Portfolio
Lifestyle ETF Market Strategy Target Portfolio
Lifestyle ETF Market Strategy Conservative Portfolio
Lifestyle ETF Market Strategy Aggressive Portfolio
Natural Resources Portfolio

(collectively, "Funds")

312 Walnut Street, Suite 2500
Cincinnati, Ohio 45202
1-877-546-3863

Notice of Special Meeting of Shareholders
To be held on December 5, 2008

To The Shareholders:

Notice is hereby given that a special meeting of shareholders of Summit Mutual Funds, Inc. will be held on Friday, December 5, 2008, at 9:00 a.m., Eastern Time, at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202, as may be adjourned from time to time ("Meeting"), for the purposes listed below:

Proposal	Funds Affected
I. To approve an Investment Advisory Agreement between Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc.	All Funds
II. To approve an Investment Sub-advisory Agreement between Calvert Asset Management Company, Inc. and Summit Investment Partners, Inc.	All Funds Except Summit Apex Series: High Yield Bond Fund Short-term Government Fund Except Summit Pinnacle Series: Zenith Portfolio EAFE International Index Portfolio
III. To approve an Investment Sub-advisory Agreement between Calvert Asset Management Company, Inc. and World Asset Management, Inc.	EAFE International Index Portfolio
IV. To elect the Board of Directors of Summit Mutual Funds, Inc.	All Funds
V. To ratify the selection of auditors, KPMG LLP, as Independent Registered Public Accountants to Summit Mutual Funds, Inc.	All Funds

VI. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment sub-advisors on behalf of the Funds without obtaining shareholder approval

All Funds
VII. To consider and act upon any other business as may properly come before the Meeting	All Funds

After careful consideration, the Board of Directors of Summit Mutual Funds, Inc. approved each of the proposals referred to in the items listed above ("Proposals"), and recommend that the respective shareholders of the Funds vote "FOR" each Proposal.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Directors has fixed the close of business on October 15, 2008 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each share of a Fund is entitled to one vote, with fractional votes for fractional shares.

Regardless of whether you plan to attend the Meeting in person, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ALL PROPERLY EXECUTED PROXY CARDS MUST BE RECEIVED BY 9:00 A.M., EASTERN TIME, ON DECEMBER 5, 2008. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Directors

[SIGNATURE]

John F. Labmeier
Secretary
Summit Mutual Funds, Inc.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.
TABLE OF CONTENTS

Proxy Statement	6

Proposal I - To approve an Investment Advisory Agreement between Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc	9

Proposal II - To approve an Investment Sub-Advisory Agreement between Calvert Asset Management Company, Inc. and Summit Investment Partners, Inc. for all Funds except High Yield Bond Fund, Short-term Government Fund, Zenith Portfolio and EAFE International Index Portfolio	17

Proposal III - To approve an Investment Sub-Advisory Agreement between Calvert Asset Management Company, Inc. and World Asset Management, Inc. for the EAFE International Index Portfolio	22

Proposal IV - To elect the Board of Directors of Summit Mutual Funds, Inc	27

Proposal V - To ratify the selection of auditors, KPMG LLP, as Independent Registered Public Accountants to the Summit Mutual Funds, Inc	32

Proposal VI - To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment sub-advisors on behalf of the Funds without obtaining shareholder approval	33

Other Business	36

Voting Information	36

Control Persons and Principal Holders of Securities	38

Delivery of Documents to Shareholders Sharing an Address	39

Shareholder Reports	39

Shareholder Meetings	39

Fund Service Providers	40

Adjournment	40

Exhibit A -- Investment Advisory Agreement with Calvert Asset Management Company, Inc.	41

Exhibit B -- Calvert Funds	50

Exhibit C -- Calvert Asset Management Company, Inc.	53

Exhibit D -- Investment Sub-advisory Agreement with Summit Investment Partners, Inc.	56

Exhibit E -- Investment Sub-advisory Agreement with World Asset Management, Inc.	68

Exhibit F -- Proposed Nominating Committee Charter	80

SUMMIT MUTUAL FUNDS, INC.

Summit Apex Series

Large Cap Growth Fund
High Yield Bond Fund
Short-term Government Fund

Summit Pinnacle Series

Zenith Portfolio
S&P 500 Index Portfolio
S&P MidCap 400 Index Portfolio
Balanced Index Portfolio
Nasdaq-100 Index Portfolio
Russell 2000 Small Cap Index Portfolio
EAFE International Index Portfolio
Lehman Aggregate Bond Index Portfolio
Inflation Protected Plus Portfolio
Lifestyle ETF Market Strategy Target Portfolio
Lifestyle ETF Market Strategy Conservative Portfolio
Lifestyle ETF Market Strategy Aggressive Portfolio
Natural Resources Portfolio

(collectively, "Funds")

312 Walnut Street, Suite 2500
Cincinnati, Ohio 45202
1-877-546-3863

PROXY STATEMENT

Special Meeting of Shareholders
To be held on December 5, 2008

This proxy statement and enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Summit Mutual Funds, Inc. ("Company") for use at a special meeting of shareholders of the Funds to be held on Friday, December 5, 2008, at 9:00 a.m., Eastern Time, at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202, as may be adjourned from time to time ("Meeting").

There will be no costs to shareholders as a result of this proxy solicitation; costs of this proxy solicitation will be borne by Calvert Asset Management Company, Inc. and Summit Investment Partners, Inc.

THE BOARD OF DIRECTORS IS SOLICITING PROXIES FROM SHAREHOLDERS OF THE FUNDS WITH RESPECT TO THE PROPOSALS SET FORTH IN THE ACCOMPANYING NOTICE. It is anticipated that proxies and proxy statements will first be mailed to shareholders on or about November 5, 2008.

BACKGROUND ON PROPOSED CHANGES TO SUMMIT FUNDS

Summit Mutual Funds, Inc. ("Company") was established in 1984, and currently has 21 mutual funds under the Summit Apex Series and the Summit Pinnacle Series. Summit Investment Partners, Inc. ("Summit") is the investment advisor to the Funds. Summit was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment advisor for the Company since 1984. Subject to the direction and authority of the Company's Board of Directors, Summit manages the investment and reinvestment of each Fund's assets and provides administrative services, and manages the Funds' business affairs.

Summit is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), which is a wholly-owned subsidiary of Ameritas Holding Company ("AHC"), a Nebraska corporation 100% owned by UNIFI Mutual Holding Company ("UNIFI"). Thus, both Union Central and Summit, which continues to be a wholly-owned subsidiary of Union Central, are indirect subsidiaries of UNIFI. As of September 30, 2008, Summit had approximately $1.1 billion in mutual fund assets under management.

Within the UNIFI structure, there is another mutual fund family, the Calvert Funds. The Calvert Funds were founded in 1976 with a focus on tax free and socially responsible investing. As of September 30, 2008, the Calvert Funds had approximately $14.5 billion in assets under management across 42 mutual fund portfolios, ranging from money market, equity, fixed income and tax free, to variable annuity offerings. Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the investment advisor to the Calvert Funds. Calvert was incorporated under the laws of the State of Delaware on November 20, 1981. The Calvert Funds receive other fund services through Calvert's affiliated companies (administrative services are provided by Calvert Administrative Services Company, fund distribution is undertaken by Calvert Distributors, Inc. and client services are provided by Calvert Shareholder Services, Inc.)

At an in-person meeting held on September 9, 2008, the Board of Directors of the Company determined to effect an internal realignment of UNIFI's mutual fund operations by combining the Summit and Calvert Funds with a view to providing increased shareholder benefits and operational efficiencies. With such a combination, Calvert will assume the investment advisory role for the entire line-up of Summit mutual fund assets. The realignment is expected to:

  Create economies of scale for shareholders as represented by capped expenses for all Funds through the implementation of a fee cap (pursuant to written agreement) on the net expense ratio of each Fund for a period of two years.

  Lower sales loads, where they exist, for the Funds thereby potentially increasing future distribution and growth opportunities.1

  Expand shareholder and sales support servicing of the Funds.

  Leverage Summit and Calvert existing asset management and distribution strengths.

  Minimize disruption to Summit's distribution partners and shareholders while providing increased growth potential.

The realignment will be effected in several ways. Certain of the funds in Summit Mutual Funds, Inc. will be merged into comparable Calvert Funds. 2 The Funds which are the subject of this Proxy Statement, will continue in their current form, but will be advised by Calvert. Each of these Funds will retain Summit to serve as the sub-advisor (except for the EAFE International Index Portfolio, which will retain its current sub-advisor, World Asset Management, Inc.; and High Yield Bond Fund, Short-term Government Fund and Zenith Portfolio, each of which will be managed directly by Calvert, as discussed further herein). As such, the day-to-day portfolio management team of the Funds will not change, but will now be subject to the oversight of Calvert as the investment advisor. The realignment will not affect the investment objective or strategies of the Funds.

__________________________
1   Under Summit management, Large Cap Growth Fund Class A shares assess a 5.75% maximum initial sales charge on purchases, High Yield Bond Fund Class A shares assess a 4.25% sales charge and Short-term Government Fund assesses a 3.00% sales charge. The initial sales charge for Class A shares of each Summit Fund is reduced or eliminated for purchases of $25,000 or more. The applicable sales charge assessed under Calvert management will be 4.75% for Class A shares of the Calvert equity fund and 2.75% for Class A shares of the Calvert bond funds.

2   The following Summit Funds are proposed to be merged into comparable Calvert Funds, subject to shareholder approval pursuant to a separate proxy solicitation: From the Summit Apex Series - the Everest Fund, Money Market Fund and Bond Fund. From the Summit Pinnacle Series -- the Bond Portfolio. If you are a shareholder of these Summit Funds you will be receiving additional proxy materials to vote on the proposed mergers.

The underlying goal of the realignment is to provide portfolio management continuity in the best interest of Fund shareholders. The expected benefits to Fund shareholders include expanded investment capabilities, lower fund expenses, strong client servicing and increased distribution capability resulting in higher growth prospects, providing the potential for greater economies of scale than could otherwise be achieved. Specifically as part of the realignment, Summit's large cap value investment management team and high yield bond assistant portfolio managers will become part of Calvert, ensuring investment management continuity to those Funds, and additional service capabilities and growth potential through Calvert's expanded network of third party distributors. Among the Summit Pinnacle Series, Calvert will serve as the Advisor, retaining Summit as the sub-advisor (except for the EAFE International Index Portfolio which will continue to be sub-advised by World Asset Management, Inc., and the Zenith Portfolio which will be managed by the new Calvert large cap value team) thereby maintaining the current investment management teams, track records, and fund expense ratios, but also providing access to a broader distribution network and client servicing capability through Calvert. In particular, with respect to Calvert's distribution network, the Funds will be able to access the strength of Calvert's existing 37 wholesale, distribution and key account sales professionals.

As shareholders of the Funds, you are being asked to approve an investment advisory agreement with Calvert as well as to approve several other related changes to the management of the Funds.

The Board of Directors of the Company has approved each of the Proposals and recommends that shareholders vote FOR the Proposals.

PROPOSAL I - ALL FUNDS

To approve a new Investment Advisory Agreement between Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc.

Summit Investment Partners, Inc. ("Summit") acts as the investment advisor to the Funds pursuant to an Amendment and Restatement of the Investment Advisory Agreement between the Company and Summit dated November 9, 2001 ("Current Advisory Agreement"). The Board of Directors, including the directors who are not "interested persons" ("Independent Directors") (as defined under the Investment Company Act of 1940)("1940 Act"), last approved the continuance of the Current Advisory Agreement on November 12, 2007. The Current Advisory Agreement was last submitted to shareholders for approval on November 9, 2001.

In assuming the role of investment advisor to the Company, Calvert will assume responsibility to provide investment supervision and management to the Funds, including the day-to-day operations, subject to the supervision and direction of the Board of Directors. Calvert will assume sole responsibility for the management of the High Yield Bond Fund, Short-term Government Fund and Zenith Portfolio; will hire Summit to sub-advise the Large Cap Growth Fund and all of the Summit Pinnacle Series except for the EAFE International Index Portfolio (the subject of Proposal II), and will hire World Asset Management to sub-advise the EAFE International Index Portfolio (the subject of Proposal III). In hiring a sub-advisor to manage certain of the Funds, Calvert will provide oversight on the activities of the respective sub-advisors. Thus, the change in investment advisor will not affect any aspect of the investment strategies, policies and restrictions currently employed for the Funds.

Calvert's assumption of the role of investment advisor will be beneficial for Fund shareholders as Calvert has a strong management team with extensive depth and breadth of experience. Calvert collectively, has the capabilities to offer the Funds and their shareholders, the highest standards in portfolio management, sub-adviser oversight, administration, transfer agency and shareholder servicing, fund accounting, distribution, and compliance, all in-house.

At in-person meetings held on September 5 and 9, 2008, the Board of Directors of the Company determined that it is in the best interests of the Funds' shareholders that there be an internal realignment combining the Summit and Calvert Funds. With such a combination, Calvert will assume the investment advisory role for the entire line-up of Summit mutual fund assets. As such, the Board of Directors, at this meeting, approved a new Investment Advisory Agreement between the Company and Calvert ("New Advisory Agreement").

The terms of the Current and New Advisory Agreements are materially the same, including the advisory fee, and are described below.

Description of the Current Advisory Agreement.

General obligations of Summit. Manage the investment and reinvestment of the assets of the Company subject to the control and direction of the Board of Directors of the Company.

The services to be provided to the Company. (a) Obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policies and objectives of the Company, affecting the economy generally and individual companies or industries, the securities of which are included in the Company's investment portfolios or under consideration for inclusion therein; (b) Conduct a continuous program of investment and evaluation with respect to the composition of the Company's portfolios, including the placing of orders for purchases and sales; and (c) Regularly report to the Board of Directors of the Company with respect to implementation of the investment objectives and policies of the Company.

Liability issues. Summit is not liable for any error of judgment or mistake of law or for any loss suffered by the Company except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of Summit's duties on behalf of the Company or from reckless disregard by Summit or any such person of Summit's duties.

Continuation of the Agreement. The Current Advisory Agreement shall continue in effect from year to year hereafter, only so long as such continuation is specifically approved, at least annually, by either the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of each portfolio [fund] of the Company.

Termination of the Agreement. The Current Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without the payment of any penalty on 60 days' notice to Summit, either by a vote of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of any portfolio of the Company.

Compensation. Under the Current Advisory Agreement, the Company pays Summit an advisory fee, calculated at the following annual rates, based on the current value of the respective Fund's net assets:

SUMMIT APEX SERIES
Large Cap Growth Fund	0.75%
High Yield Bond Fund	0.65%
Short-term Government Fund	0.45%

SUMMIT PINNACLE SERIES
Zenith Portfolio	0.64%
S&P 500 Index Portfolio	0.25%
S&P MidCap 400 Portfolio	0.30%
Russell 2000 Small Cap Index Portfolio	0.35%
Nasdaq-100 Index Portfolio	0.35%
Balanced Index Portfolio	0.30%
EAFE International Index Portfolio	0.56%
Lehman Aggregate Bond Index Portfolio	0.30%
Inflation Protected Plus Portfolio	0.50%
Lifestyle ETF Market Strategy Target Portfolio	0.55%
Lifestyle ETF Market Strategy Conservative Portfolio	0.55%
Lifestyle ETF Market Strategy Aggressive Portfolio	0.55%
Natural Resources Portfolio	0.55%

Summit has agreed to limit total annual fund operating expenses as follows:

  Summit will pay Total Annual Fund Operating Expenses, exclusive of Acquired Fund fees and expenses, in excess of: 0.75% for the Russell 2000 Small Cap Index Portfolio Class I, the three Lifestyle Portfolios, the Natural Resources Portfolio, and the Inflation Protected Plus Portfolio; 0.95% for the Russell 2000 Small Cap Index Portfolio Class F; 0.65% for the Nasdaq-100 Index Portfolio; 1.25% for the EAFE International Index Portfolio Class I; 1.45% for the EAFE International Index Portfolio Class F; .80% for the S&P MidCap 400 Index Portfolio Class F; and 0.60% for the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio Class I, Balanced Index Portfolio and Lehman Aggregate Bond Index Portfolio until May 1, 2009.

  Summit has voluntarily agreed to waive its fees and/or reimburse expenses of the S&P 500 Index Portfolio, to the extent necessary, to limit all expenses, exclusive of Acquired Fund fees and expenses, to 0.39% of the average daily net assets of the Portfolio until May 1, 2009.

  Summit has voluntarily agreed to waive its fees and/or reimburse expenses of the EAFE International Index Portfolio Class I and the EAFE International Index Portfolio Class F, to the extent necessary, to limit all expenses, exclusive of Acquired Fund fees and expenses, to 0.95% and 1.15%, respectively, of the average daily net assets of the Portfolio until May 1, 2009.

  Summit has voluntarily agreed to waive its fees and/or reimburse expenses of the Large Cap Growth Fund Class I and the Large Cap Growth Fund Class F, to the extent necessary, to limit all expenses, to 1.10% and 1.25%, respectively, of the average daily net assets of the Fund until February 1, 2009.

For the fiscal year ended September 30, 2008, Summit received an aggregate of $224,230.95 in advisory fees in managing the Funds reflected below:

SUMMIT APEX SERIES
Large Cap Growth Fund	--
High Yield Bond Fund	$150,449.02
Short-term Government Fund	$73,781.93

For calendar year to-date as of September 30, 2008, Summit received an aggregate of $1,671,440.21 in advisory fees in managing the Portfolios reflected below:

SUMMIT PINNACLE SERIES
Zenith Portfolio	$240,394.13
NASDAQ-100 Index Portfolio	$ 55,294.25
S&P MidCap 400 Index Portfolio	$359,089.44
S&P 500 Index Portfolio	$344,361.41
Balanced Index Portfolio	$ 18,509.99
Russell 2000 Small Cap Index Portfolio	$230,485.79
EAFE International Index Portfolio	$285,643.00
Lehman Aggregate Bond Index Portfolio	$112,891.32
Inflation Protected Plus Portfolio	--
Lifestyle ETF Market Strategy Target Portfolio	$ 24,282.05
Lifestyle ETF Market Strategy Conservative Portfolio	--
Lifestyle ETF Market Strategy Aggressive Portfolio	--
Natural Resources Portfolio	$ 488.83

Description of the New Advisory Agreement

The New Advisory Agreement is attached hereto as Exhibit A. The advisory fees under the New Advisory Agreement and the respective expense caps will remain in effect through December 12, 2010. Under the New Advisory Agreement, Calvert will assume responsibility to provide investment supervision and management to the Funds, and oversee the day-to-day operations, subject to the supervision and direction of the new Board of Directors (the subject of Proposal IV). As with the arrangement between the Company and Summit, Calvert's fee for investment advisory services will be paid by the Company.

The material terms of the New Advisory Agreement between Calvert and the Company include:

General obligations of Calvert. Calvert will act as investment advisor and will supervise and direct the investments of the Funds in accordance with their investment objectives, program and restrictions as provided in the prospectus, on behalf of the Funds, as amended from time to time, and such other limitations as a Fund may impose by notice in writing to Calvert.

The Services to be Provided to the Funds. Calvert will obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and will formulate and implement a continuing program for the management of the assets and resources of the Funds in a manner consistent with its investment objectives. In furtherance of this duty, Calvert, as agent and attorney-in-fact with respect to each Fund, is authorized, in its discretion and without prior consultation with each Fund, to: buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and directly or through the trading desks of Calvert and its affiliates place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Calvert may select.

Liability issues. Neither Calvert nor any of its officers, directors, employees, or controlling persons, with respect to the New Advisory Agreement, will be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties on behalf of the Funds or from reckless disregard by Calvert of its duties under the New Advisory Agreement. In no event will Calvert be liable for indirect, special, or consequential damages (even if it has been advised of the possibility of such damages) arising from the obligations assumed hereunder and the services provided for by the New Advisory Agreement, including but not limited to lost profits, loss of use of accounting systems, cost of capital, cost of substitute facilities, programs or services, downtime costs, or claims of a Fund's shareholders for such damage.

Continuation of the Agreement. The New Advisory Agreement shall continue in effect from year to year, with respect to the Funds, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation will be specifically approved at least annually (a) by either the Board of Directors of the Company, or by vote of a majority of the outstanding voting securities of the relevant Fund/Portfolio; (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Funds, with respect to the Fund, who are not parties to this New Advisory Agreement or interested persons of any such party; and (c) Calvert will not have notified the Funds, in writing, at least 60 days prior to December 31, 2009 or prior to March 10 of any year thereafter, that it does not desire such continuation. The New Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided, that in the cases of termination by the Funds, with respect to the Funds, such action will have been authorized by resolution of a majority of the Board of Directors who are not parties to the New Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Funds.

Compensation. Under the New Advisory Agreement, the Company will pay Calvert the same level of advisory fee as currently paid to Summit. Further, Calvert has agreed to cap total net expenses for each Fund for two years at the current net expense rate of the respective Fund in effect as of November 30, 2008.

Comparison of the Current Advisory Agreement and the New Advisory Agreement

In comparing the material terms of the Current Advisory Agreement and the New Advisory Agreement, please note that the provision of investment advisory services to the Funds and the duties required thereunder, are substantially the same. Further, both agreements contain substantially the same material provisions with respect to liability, duration and termination of the agreement, and continuation of the agreement. However, although there will be a different advisory fee schedule under the New Advisory Agreement, please note that Calvert will implement a fee cap on the net expense ratio of each Fund for a period of two years, at the current expense ratio in effect for each Fund as of November 30, 2008.

Board of Directors Recommendation

On September 9, 2008, the Board of Directors of the Company, including the Independent Directors, voted to approve the New Advisory Agreement with Calvert and to recommend its approval to shareholders.

If approved by shareholders, the New Advisory Agreement will continue until January 1, 2010 unless terminated earlier, and provided that at least annually thereafter its continuance is approved in the same manner as prescribed in the Current Advisory Agreement. If the New Advisory Agreement is approved by shareholders, the Current Advisory Agreement will be terminated, concurrent with Calvert's entering into the New Advisory Agreement with the Company.

For more information on the Board of Directors deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" below.

Board of Directors Evaluation

At an in-person meeting of the Board of Directors held on September 5, 2008, the Board received information from Calvert and Summit on the proposed realignment and the rationale and benefits thereof.

At this meeting, the Board of Directors was provided with information concerning the New Advisory Agreement and was informed of the standards it should apply in determining whether to approve the Agreement. In advance of the meeting, the Board of Directors requested and received materials from Calvert to assist them in considering the New Advisory Agreement. The Board of Directors was provided information with respect to the factors noted below. The information included confirmation by Calvert that the overall expense ratios of the Funds would not increase as a result of the realignment of the fund families.

The Directors engaged in a detailed discussion of the materials with representatives from Summit's management team and Calvert's management team. The Independent Directors then met separately with independent counsel for a full review of the materials. Following this session, the full Board of Directors reconvened at an in-person meeting on September 9, 2008, and approved the New Advisory Agreement with the Independent Directors voting separately.

The following is a discussion of the factors considered by the Board of Directors:

Nature, Extent and Quality of Services Provided by Calvert. In considering the nature, extent and quality of services to be provided by Calvert to the Funds, the Directors discussed the high quality of services Calvert proposed to provide to the Funds, including Calvert's management style, the integrity, capability and professional experience of Calvert's personnel and its overall resources. The Directors recognized Calvert's long-standing presence in the investment management arena, and their depth of experience in managing mutual fund assets. The Directors also discussed Calvert's compliance track record. The Directors recognized that Calvert is capable of providing all facilities and services reasonably necessary to analyze, execute and maintain investments that are consistent with each Fund's investment objectives, restrictions and limitations. Based upon their review of the information provided by Calvert, the Directors were satisfied with the nature, extent and quality of the services to be provided by Calvert to the Funds.

Performance. The Directors received and considered comparative performance information regarding the performance of Calvert with funds comparable to the Funds. Based upon the materials provided, the Directors determined that Calvert had achieved competitive investment performance relative to the respective benchmarks of its funds.

Costs and Profitability. The Directors received and considered the proposed investment advisory fees for the Funds. Based upon its review, the Board of Directors determined that proposed Calvert advisory fees with respect to each Fund are reasonable and appropriate in light of: (1) the services provided, (2) the management fees and overall expenses ratios of comparable funds, as set out in materials provided by Calvert, and (3) the anticipated profitability of the Funds to Calvert.

Economies of Scale. The Board of Directors discussed Calvert's proposed advisory fees and determined that the fees reflect the current market environment and the competitive nature of the mutual fund industry. The Board of Directors also determined that fees payable to Calvert reflect the potential for future economies of scale. The Board members also noted certain Funds' expenses have historically been managed by the use of fee caps and waivers and that Calvert has agreed to keep those caps and waivers in place for two years. The Board of Directors determined that the Funds have yet to achieve meaningful economies of scale.

Information about Calvert

As discussed above, Calvert has served as an investment advisor to mutual funds since the inception of the first Calvert Fund in 1976. See Exhibit B for a listing of the Calvert Funds. Calvert's portfolio managers have been engaged in their professions for, on average for more than 20 years. They offer expertise honed through widely varied market and economic conditions, as well as an approach to investment that is informed by Calvert's industry-leading analysis of corporate performance in key areas such as the environment and corporate governance.

Though Calvert directly manages all of its fixed income funds and certain of its equity funds, it also contracts out sub-advisory services for certain of its other equity funds. With respect to Calvert's sub-advisor oversight, of the 42 mutual fund portfolios to which it serves as investment advisor, Calvert oversees 16 different sub-advisors in the management of 24 of its Funds, accounting for approximately $4.29 billion in sub-advised assets (which currently includes Summit as a sub-advisor to two Calvert Funds, accounting for $78.9 million in assets). The sub-advisors range in asset size from $562 million to $ 1.9 trillion. In overseeing these sub-advisors, Calvert has developed the "Calvert Basic 6", its sub-advisor due diligence and monitoring process. Calvert has implemented this process to aid it in selecting new portfolio managers for its funds, based on a basic set of six criteria for selecting a sub-advisor. These Basic 6 criteria are: (1) the manager's investment philosophy must match the investment objective of the Fund; (2) the manager must have a superior performance record; (3) the manager's investment process must be well structured and stable over time; (4) the management firm must be a firm of high quality; (5) the management firm must be committed to a relationship with Calvert; and (6) the management firm must provide some advantage in marketing and sales of the Calvert Funds.

Further, pursuant to the realignment, the current Summit high yield bond portfolio manager team will join Calvert to continue to manage the High Yield Bond Fund. Accordingly, this Fund will be renamed with "Calvert" preceding the current fund name, and will be referred to after the realignment as "Calvert High Yield Bond Fund."3

See Exhibit C for further information about Calvert, including with respect to its management.

Calvert is indirectly wholly-owned by UNIFI. UNIFI is the parent company, which owns AHC. AHC, in turn, owns Acacia Life Insurance Company, which owns Calvert Group, Ltd. Calvert is wholly-owned by Calvert Group, Ltd. 4 Calvert Group, Ltd.'s and Calvert's principal place of business is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814. Acacia Life Insurance Company's principal place of business is 7315 Wisconsin Avenue, Bethesda, Maryland, 20814, and both AHC and UNIFI's principal place of business is 5900 "O" Street, Lincoln, Nebraska 68510.

Required Shareholder Vote. Approval of the New Advisory Agreement requires the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Fund. In the event that Proposal I is not approved by each Fund's shareholders, the Board of Directors will consider what other action is necessary, appropriate, and in the best interests of the Funds and their respective shareholders under the circumstances, which may include approving an interim investment advisory agreement with Calvert in accordance with Rule 15a-4 under the 1940 Act pending a further shareholder vote on the New Advisory Agreement.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

_____________________________
3   Similarly, since the Short-term Government Fund will also be solely managed by Calvert, the Fund will be renamed, and will be referred to after the realignment as the "Calvert Short-term Government Fund".

4   Calvert is an affiliate of Summit due to common ownership by UNIFI.

PROPOSAL II - ALL FUNDS EXCEPT HIGH YIELD BOND FUND,
SHORT-TERM GOVERNMENT FUND, ZENITH PORTFOLIO
AND EAFE INTERNATIONAL INDEX PORTFOLIO

To approve an Investment Sub-advisory Agreement with Summit Investment Partners, Inc.

Should Calvert be appointed the new investment advisor to the Funds, as set forth in Proposal I, Calvert wishes to engage Summit as a sub-advisor to all of the Funds (except for the High Yield Bond Fund, Short-term Government Fund, Zenith Portfolio and EAFE International Index Portfolio) in order to provide day-to-day advisory services to these Funds (referred to as the "Funds" for the purpose of this Proposal II). The Board of Directors, at an in-person meeting held on September 9, 2008, approved an investment sub-advisory agreement between Calvert and Summit on behalf of these Funds (the "Summit Sub-Advisory Agreement"). The material terms of the Summit Sub-advisory Agreement are described below.

Description of the Summit Sub-advisory Agreement

The Summit Sub-advisory Agreement is attached hereto as Exhibit D.

General obligations of Summit. Subject to the control of the Company's Board of Directors and Calvert, Summit, as the sub-advisor will furnish to each Fund an investment program for such portion, if any, of Fund assets designated by Calvert from time to time. Summit will make investment decisions, and will place all orders for the purchase and sale of portfolio securities.

The Services to be provided to the Funds. In the performance of its duties, Summit will act in the best interests of the Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, and Subchapter M of the Internal Revenue Code of 1986, as amended, (ii) the terms of the Summit Sub-advisory Agreement, (iii) the Fund's Articles of Incorporation, Bylaws and Registration Statement as from time to time amended, (iv) relevant undertakings provided to State securities regulators, (v) the stated investment objective, policies and restrictions of the Funds, and (vi) such other guidelines as the Board of Directors or Calvert may establish.

Indemnification. Summit shall indemnify and hold harmless Calvert, as the investment advisor, the Funds and the Funds' Directors, officers and shareholders from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) arising or resulting from Summit's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Summit Sub-advisory Agreement. Calvert shall indemnify and hold harmless Summit , the Funds, the Fund Directors, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from Calvert's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement or under its investment advisory agreement with the Funds.

Continuation of the Agreement. The Summit Sub-advisory Agreement shall continue in effect from year to year, with respect to the Funds, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation will be specifically approved at least annually (a) by either the Board of Directors of the Company, or by vote of a majority of the outstanding voting securities of the relevant Fund/Portfolio and (b) Calvert will not have notified the Funds, in writing, at least 60 days prior to December 31, 2009 or prior to March 10 of any year thereafter, that it does not desire such continuation.

Termination of the Agreement. Under the Summit Sub-advisory Agreement, the Funds may at any time terminate the Agreement without penalty by providing not less than 60 days' written notice to Calvert and Summit. Such termination can be authorized by the affirmative vote of a majority of the (i) Board of Directors or (ii) outstanding voting securities of the Funds. The Summit Sub-advisory Agreement will terminate automatically unless, within two years of the effective date of the Agreement, and at least annually thereafter, the continuance of the Summit Sub-advisory Agreement is specifically approved by (i) the Board of Directors or the shareholders of the Funds by the affirmative vote of a majority of the outstanding shares of the Funds, and (ii) a majority of the Board of Directors, who are not interested persons of the Funds, Calvert or Summit, by vote cast in person at a meeting called for the purpose of voting on such approval. Calvert may at any time terminate the Agreement by not less than 60 days' written notice to Summit , and Summit may at any time terminate the Agreement with respect to the Funds by not less than 90 days' written notice delivered to Calvert, unless otherwise mutually agreed in writing.

Compensation. Under the Summit Sub-advisory Agreement, Calvert will pay Summit a sub-advisory fee (less any expense limits) for its management of each Fund of 50% of the balance of the advisory fee (after reimbursements and platform fees), based on the current value of net assets of each Fund.

Board of Directors Recommendation

On September 9, 2008, the Board of Directors of the Company, including the Independent Directors, voted to approve the new sub-advisory agreement with Summit and to recommend its approval to shareholders.

For more information on the Board of Directors deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" below.

Board of Directors Evaluation

At an in-person meeting of the Board of Directors held on September 5, 2008, the Board received information from Calvert and Summit on the proposed realignment and the rationale and benefits thereof.

At this meeting, the Board of Directors was provided with information concerning the Summit Sub-advisory Agreement and was informed of the standards it should apply in determining whether to approve the Agreement. In advance of the meeting, the Board of Directors requested and received materials from Summit to assist them in considering the Summit Sub-advisory Agreement. The Board of Directors also took note of its comprehensive review of the performance of the Funds and Summit in connection with the continuance of the Current Advisory Agreement dated November 9, 2001 with Summit at its November 12, 2007 meeting pursuant to the requirements of Section 15(c) of the 1940 Act. In addition to any materials prepared specifically for Section 15(c) contract renewal analysis, on an ongoing basis, the Directors receive information and reports from Summit on investment performance as well as operational, compliance and other matters. The Board of Directors was provided information with respect to the factors noted below.

The Board of Directors engaged in a detailed discussion of the materials with representatives from Summit's management team. The Independent Directors then met separately with independent counsel for a full review of the materials. Following this session, the full Board reconvened in-person on September 9, 2008, and approved the Summit Sub-advisory Agreement with the Independent Directors voting separately.

The following is a discussion of the factors considered by the Board of Directors:

Nature, Extent and Quality of Services Provided by Summit. In considering the nature, extent and quality of services provided by Summit to the Funds, the Directors discussed the high quality of services Summit provides to the Funds, including Summit's management style, the integrity, capability and professional experience of Summit's personnel and its overall resources. The Directors also discussed Summit's compliance track record. The Directors noted that they expect the Fund to receive the same level of service from Summit under the Summit Sub-advisory Agreement. The Directors recognized that Summit provides all facilities and services reasonably necessary to analyze, execute and maintain investments that are consistent with each Fund's investment objectives, restrictions and limitations. Based upon their review of the information provided by Summit, the Directors were satisfied with the nature, extent and quality of the services provided by Summit to the Funds.

Performance. The Directors received and considered comparative performance information compiled by Lipper, Inc. The Lipper materials compared, among other things, the performance of the Funds to the performance of each Fund's respective benchmark index and a representative group of registered funds selected by Lipper (the "Lipper Funds"). Based upon the materials provided, the Directors determined that Summit had achieved competitive investment performance relative to its benchmark and the Lipper Funds over most measurement periods. In this regard, the Board of Directors determined that all index Funds that disclosed an anticipated level of correlation to their benchmarks achieved the correlation expressed in the prospectus.

Costs and Profitability. In considering the cost of services to be provided by Summit and the profitability derived from Summit's relationship with the Funds, the Board of Directors noted that the fee under the Summit Sub-advisory Agreement will be paid by Calvert out of the advisory fees that it receives under its investment advisory agreement with the Fund. The Board of Directors also considered the ability of Calvert to negotiate the sub-advisory agreement and the fee thereunder at arm's length. Based upon its review, the Board of Directors determined that Summit's sub-advisory fee with respect to the Funds is reasonable and appropriate in light of the services provided, the management fees and overall expense ratios of comparable funds, as set out in the Lipper materials, and the anticipated profitability of the relationship between the Fund and Summit.

Economies of Scale. The Board of Directors discussed Summit's sub-advisory fee and determined that the fee reflects the current market environment and the competitive nature of the mutual fund industry. The Board members also noted certain Fund expenses are managed by the use of fee caps and waivers. The Board of Directors determined that the Funds have yet to achieve meaningful economies of scale.

In addition, the Board of Directors, including a majority of its Independent Directors, in considering the affiliation between Calvert and Summit (due to common ownership by UNIFI), made a finding that the selection of Summit to serve as the sub-advisor to the Funds, is in the best interests of the Funds and their respective shareholders, and does not involve a conflict of interest from which Calvert or Summit derives an inappropriate advantage.

If shareholders do not approve the Summit Sub-advisory Agreement, the Board of Directors will consider what action to take, including but not limited to, seeking the services of an alternate investment sub-advisor.

Information about Summit Investment Partners, Inc.

Information is provided below identifying each member of the team who is employed by or associated with Summit, and who is jointly and primarily responsible for the day-to-day management of the Funds:

SUMMIT APEX SERIES

  John Thompson, CFA, CFP, is primarily responsible for the day-to-day management of the Large Cap Growth Fund. Mr. Thompson is Assistant Vice President of Summit, and has been affiliated with the Summit since January 1, 2006. Mr. Thompson is also Managing Director, Equities and Surplus Investment Strategies of Summit Investment Advisors, Inc. (SIA, formerly known as Ameritas Investment Advisors, Inc.), an investment advisory firm that is affiliated with Summit. Mr. Thompson has been an employee of SIA since 1995.

SUMMIT PINNACLE SERIES
Fund	Manager	Role
Lifestyle ETF Market Strategy Market Lifestyle ETF Market Strategy Market Lifestyle ETF Market Strategy Market	D. Scott Keller, CFA Gary R. Rodmaker, CFA Michael J. Schultz Steven R. Sutermeister	Team Member Team Member Team Member Team Leader
Natural Resources	Steven R. Sutermeister D. Scott Keller, CFA Gary R. Rodmaker, CFA Michael J. Schultz	Team Leader Team Member Team Member Team Member
Inflation Protected Plus	Gary R. Rodmaker, CFA Michael J. Schultz D. Scott Keller, CFA	Portfolio Manager Portfolio Manager Assistant Portfolio Manager
S&P 500 Index S&P MidCap 400 Index Russell 2000 Small Cap Index Nasdaq-100 Index Balanced Index Lehman Aggregate Bond Index	Gary R. Rodmaker, CFA	Team Leader

Mr. Sutermeister is the President of Summit. He has been affiliated with Summit since 1990. He has 17 years of investment management experience.

Mr. Rodmaker is Managing Director of Summit and a Portfolio Manager for Investment Grade and High Yield Corporate Bond and Index accounts. He has been affiliated with Summit since 1989 and has 20 years of investment management experience.

Mr. Schultz is Managing Director of Summit and has been affiliated with Summit since 1992. He has 25 years of investment management experience.

Mr. Keller is an Assistant Portfolio Manager for Summit. He joined Summit in 2000 and has eight years of experience in the investment industry.

Summit's principal executive officers are as follows:

Name and Title	Principal Occupation

Steven R. Sutermeister President and Chief Executive Officer	President and Chief Executive Officer

Gary R. Rodmaker Vice President and Managing Director -- Investments	Vice President and Managing Director -- Investments

Thomas G. Knipper Chief Compliance Officer	Chief Compliance Officer

Gerald Q. Herbert Treasurer and Controller	Director of Finance and Accounting

The business address for Summit, and for each of the principal executive officers of Summit listed above, is 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202.

Required Shareholder Vote. Approval of the Summit Sub-advisory Agreement requires the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Fund. Approval of Proposal II is contingent upon the approval of Proposal I within this Proxy Statement. In the event that Proposal II is not approved by each Fund's shareholders, the Board of Directors will consider what other action is necessary, appropriate, and in the best interests of the Funds and their respective shareholders under the circumstances, which may include approving an interim investment sub-advisory agreement with Calvert in accordance with Rule 15a-4 under the 1940 Act pending a further shareholder vote on the Summit Sub-advisory Agreement (if not exempted per shareholder approval of Proposal IV below).

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE APPROVAL OF THE SUMMIT SUB-ADVISORY AGREEMENT.

PROPOSAL III - EAFE INTERNATIONAL INDEX PORTFOLIO

To approve an Investment Sub-advisory Agreement with World Asset Management, Inc.

World Asset Management, Inc. currently serves as the investment sub-advisor to the EAFE International Index Portfolio pursuant to a Subadvisory Agreement between Summit and World Asset Management dated December 26, 2000, as amended October 15, 2001, December 29, 2006 and January 1, 2008 ("Current Sub-advisory Agreement"). The Board of Directors including a majority of the Independent Directors, last approved the continuance of the Current Sub-advisory Agreement on November 12, 2007. The Current Sub-advisory Agreement was last submitted to shareholders for approval on December 26, 2000.

Should Calvert be appointed the new investment advisor to the Funds, as set forth in Proposal I, Calvert wishes to engage World Asset Management, Inc. as the sub-advisor to the EAFE International Index Portfolio in order to allow it to continue to provide day-to-day advisory services to the Portfolio (referred to as the "Portfolio", for the purpose of this Proposal III). The Board of Directors, at an in-person meeting held on September 9, 2008, approved an investment sub-advisory agreement between Calvert and World Asset Management, Inc. on behalf of the EAFE International Index Portfolio ("World Asset Management Sub-advisory Agreement).

Description of the World Asset Management Sub-advisory Agreement

The World Asset Management Sub-advisory Agreement is attached hereto as Exhibit E.

The World Asset Management Sub-advisory Agreement is substantially similar in all material respects, except for a lower sub-advisory fee, to the Current Sub-advisory Agreement in providing for World Asset Management's provision of day-to-day investment advisory services to the Portfolio, subject to Calvert's oversight as the new investment advisor. The material terms of the new World Asset Management Sub-advisory Agreement include:

General Obligations of World Asset Management. Subject to the control of the Company's Board of Directors and Calvert, World Asset Management, as the sub-advisor will furnish to the Portfolio an investment program for such portion of the Portfolio's assets designated by Calvert from time to time. World Asset Management will make investment decisions, and will place all orders for the purchase and sale of portfolio securities.

The services to be provided to the Portfolio. In the performance of its duties, World Asset Management will act in the best interests of the Portfolio and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, and Subchapter M of the Internal Revenue Code of 1986, as amended, (ii) the terms of the World Asset Management Sub-advisory Agreement, (iii) the Portfolio's Articles of Incorporation, Bylaws and Registration Statement as from time to time amended, (iv) relevant undertakings provided to State securities regulators, (v) the stated investment objective, policies and restrictions of the Portfolio, and (vi) such other guidelines as the Board of Directors or Calvert may establish.

Indemnification. World Asset Management shall indemnify and hold harmless Calvert, as the investment advisor, the Portfolio and the Board of Directors, officers and shareholders from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) arising or resulting from World Asset Management's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the World Asset Management Sub-advisory Agreement. Calvert shall indemnify and hold harmless World Asset Management, the Portfolio, the Board of Directors, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from Calvert's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the World Asset Management Sub-advisory Agreement or under its investment advisory agreement with the Portfolio.

Continuation of the Agreement. The World Asset Management Sub-advisory Agreement shall continue in effect will continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation will be specifically approved at least annually (a) by either the Board of Directors, or by vote of a majority of the outstanding voting securities of the Portfolio; (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Board of Directors, with respect to the Portfolio, who are not parties to the agreement or interested persons of any such party; and (c) Calvert will not have notified the Portfolio, in writing, at least 60 days prior to December 31, 2009 or prior to March 10 of any year thereafter, that it does not desire such continuation.

Termination of the Agreement. Under the World Asset Management Sub-advisory Agreement, the Portfolio may at any time terminate the agreement without penalty by providing not less than 60 days' written notice to Calvert and World Asset Management. Such termination can be authorized by the affirmative vote of a majority of the (i) Board of Directors or (ii) outstanding voting securities of the Portfolio. The World Asset Management Sub-advisory Agreement will terminate automatically unless, within two years of the effective date of the Agreement, and at least annually thereafter, the continuance of the agreement is specifically approved by (i) the Board of Directors or the shareholders of the Portfolio by the affirmative vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of the Board of Directors, who are not interested persons of the Portfolio, Calvert or World Asset Management, by vote cast in person at a meeting called for the purpose of voting on such approval. Calvert may at any time terminate the agreement by not less than 60 days' written notice to World Asset Management, and World Asset Management may at any time terminate the agreement with respect to the Portfolio by not less than 90 days' written notice delivered to Calvert, unless otherwise mutually agreed in writing.

Compensation. Under the World Asset Management Sub-advisory Agreement, World Asset Management will receive a lower sub-advisory fee for managing the EAFE International Index Portfolio than it did under its current sub-advisory agreement with Summit. Accordingly, under the World Asset Management Sub-advisory Agreement, Calvert will pay World Asset Management a monthly fee computed on a daily basis, at an annual rate, equal to: 0.10% of the first $100 million of the EAFE International Index Portfolio's daily net assets, 0.06% of the next $100 million of daily net assets, and 0.03% of daily net assets in excess of $200 million.

Board of Directors Recommendation

On September 9, 2008, the Board of Directors, including the Independent Directors, voted to approve the new investment sub-advisory agreement with World Asset Management and to recommend its approval to shareholders.

For more information on the Board of Directors deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" below.

Board of Directors Evaluation

At an in-person meeting of the Board of Directors held on September 5, 2008, the Board of Directors received information from Calvert and Summit on the proposed realignment and the rationale and benefits thereof.

At this meeting, the Board of Directors was provided with information concerning the World Asset Management Sub-advisory Agreement and was informed of the standards it should apply in determining whether to approve the agreement. In advance of the meeting, the Board of Directors requested and received materials from World Asset Management to assist them in considering the World Asset Management Sub-advisory Agreement. The Board of Directors also took note of its comprehensive review of the performance of the Portfolio and World Asset Management in connection with the continuance of the Current Sub-advisory Agreement with World Asset Management, dated December 26, 2006, as amended October 15, 2001, December 29, 2006 and January 1, 2008, at its November 12, 2007 meeting pursuant to the requirements of Section 15(c) of the 1940 Act. In addition to any materials prepared specifically for Section 15(c) contract renewal analysis, on an ongoing basis, the Board of Directors receive information and reports from World Asset Management on investment performance as well as operational, compliance and other matters. The Board of Directors was provided information with respect to the factors noted below.

The Board of Directors engaged in a detailed discussion of the materials with representatives from World Asset Management. The Independent Directors then met separately with independent counsel for a full review of the materials. Following this session, the full Board reconvened in-person on September 9, 2008, and approved the World Asset Management Sub-advisory Agreement with the Independent Directors voting separately.

The following is a discussion of the factors considered by the Board of Directors:

Nature, Extent and Quality if Services Provided by World Asset Management. In considering the nature, extent and quality of services provided by World Asset Management to the Portfolio, the Directors discussed the high quality of services World Asset Management provides to the Portfolio, including World Asset Management's management style, the integrity, capability and professional experience of World Asset Management's personnel and its overall resources. The Board of Directors also discussed World Asset Management's compliance track record. The Board of Directors noted that they expect the Portfolio to receive the same level of service from World Asset Management under the World Asset Management Sub-advisory Agreement with Calvert as the Portfolio received under the Current Sub-advisory Agreement. The Board of Directors recognized that World Asset Management provides all facilities and services reasonably necessary to analyze, execute and maintain investments that are consistent with the Portfolio's investment objectives, restrictions and limitations. Based upon their review of the information provided by World Asset Management, the Board of Directors were satisfied with the nature, extent and quality of the services provided by World Asset Management to the Portfolio.

Performance. The Board of Directors received and considered comparative performance information compiled by Lipper, Inc. The Lipper materials compared, among other things, the performance of the Portfolio to the performance of the Portfolio 's benchmark index and a representative group of registered funds selected by Lipper (the "Lipper Funds"). Based upon the materials provided, the Board of Directors determined that World Asset Management had achieved competitive investment performance relative to its benchmark and the Lipper Funds over most measurement periods. In this regard, the Board of Directors determined that the EAFE International Index Portfolio achieved the correlation to the benchmark expressed in its prospectus.

Costs and Profitability. In considering the cost of services to be provided by World Asset Management and the profitability derived from World Asset Management's relationship with the EAFE International Index Portfolio, the Board of Directors noted that the fee under the World Asset Management Sub-advisory Agreement is paid by Calvert out of the advisory fees that Calvert receives under its investment advisory agreement with the Portfolio. The Board of Directors also considered the ability of Calvert to negotiate the sub-advisory agreement and the fee thereunder at arm's length. Based upon its review, the Board of Directors determined that World Asset Management's sub-advisory fee with respect to the Portfolio is reasonable and appropriate in light of the services provided, the management fees and overall expense ratios of comparable funds, as set out in the Lipper materials, and the anticipated profitability of the relationship between the Portfolio and World Asset Management.

Economies of Scale. The Board of Directors discussed World Asset Management's sub-advisory fee and determined that the fee reflects the current market environment and the competitive nature of the mutual fund industry. The Board members also noted that fund expenses are managed by the use of fee caps and waivers. The Board of Directors determined that the EAFE International Index Portfolio has yet to achieve meaningful economies of scale.

Information about World Asset Management, Inc.

World Asset Management, Inc. a wholly-owned subsidiary of Comerica, Inc., is the investment sub-advisor to the EAFE International Index Portfolio. Theodore D. Miller of World Asset Management is primarily responsible for the day-to-day management of the Portfolio. Mr. Miller is Director, International Investment, and has been with World Asset Management since 1995. Prior to that he was employed by Interaccios Global, Inc., Kidder Peabody & Co., Salomon Brothers and McDonald and Co. in various investment management positions.

World Asset Management principal executive officers are as follows:

Name and Title	Principal Occupation

Todd B. Johnson President & Chief Investment Officer	President & Chief Investment Officer

Lisa A. Walker Chief Compliance Officer	Chief Compliance Officer

Carol C. Walker Treasurer	Treasurer

The business address for World Asset Management, and for each of the principal executive officers of World Asset Management listed above, is 255 E. Brown Street, Suite 300, Birmingham, Michigan 48009. The business address for World Asset Management's parent, Comerica, Inc., is Comerica Bank Tower, 1717 Main Street, Dallas, Texas 75201.

If shareholders do not approve the World Asset Management Sub-advisory Agreement, the Board of Directors will consider what action to take, including but not limited to, seeking the services of an alternate investment sub-advisor.

If approved by shareholders, the World Asset Management Sub-advisory Agreement will continue to January 1, 2010, unless terminated earlier, and will continue thereafter on an annual basis if approved by the Board of Directors or shareholders and a majority of the Board of Directors who are not interested persons of Calvert or World Asset Management.

Required Shareholder Vote. Approval of the World Asset Management Sub-advisory Agreement requires the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the EAFE International Index Portfolio. Approval of Proposal III is contingent upon the approval of Proposal I within this Proxy Statement. In the event that Proposal III is not approved by shareholders, the Board of Directors will consider what other action is necessary, appropriate, and in the best interests of the EAFE International Index Portfolio and its shareholders under the circumstances, which may include approving an interim investment sub-advisory agreement with World Asset Management in accordance with Rule 15a-4 under the 1940 Act pending a further shareholder vote on the World Asset Management Sub-advisory Agreement (if not exempted per shareholder approval of Proposal IV below).

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE IN FAVOR OF THE APPROVAL OF THE WORLD ASSET MANAGEMENT SUB-ADVISORY AGREEMENT.

PROPOSAL IV - ALL FUNDS

To elect the Board of Directors of Summit Mutual Funds, Inc.

The Board of Directors of the Company supervises each Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the nominees. "Independent" Directors refers to those Directors who are not interested persons as that term is defined in the 1940 Act and the rules thereunder. As part of the realignment, with Calvert assuming the role as investment advisor to the Funds, it is proposed that the current members of the Board of Directors will resign from their positions and a new slate of directors will serve the Funds.

The purpose of this proposal is to elect the below-listed nominees to serve on the new board of directors of the Company. Each will serve as a director until the next meeting called for the purpose of electing a board of director and until a successor is elected and qualified, or until death, retirement, resignation or removal. The nominees currently all serve on the board of directors of the variable insurance trust ("VIT"), Calvert Variable Series, Inc. (the "Calvert VIT").

Name and Age	Position with Calvert VIT	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Funds Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of Counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13	None
ALICE GRESHAM AGE: 58	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	- Council on Legal Education Opportunity; - North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	- Acacia Federal Savings Bank; - Summit Foundation; - The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	- Wells Fargo Company- NYSE; - Gallup, Inc.; - W.K. Kellogg Foundation; - Raven Industries -- NASDAQ; -Colonial Williamsburg Foundation (Non-Profit); - Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982	Retired executive.	26	- Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK* AGE: 56	Director and Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	42	- Calvert Social Investment Foundation; - Pepco Holdings, Inc.
WILLIAM LESTER* AGE: 50	Director and President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	None

*Ms. Krumsiek is an interested person since she is an officer and director of Calvert and its affiliates. Mr. Lester is an interested person since he is an officer of the parent company of Calvert.

Mmes. Gresham, Krumsiek, Kruvant and Milligan, and Messrs. Blatz and Pugh also serve on the board of trustees/directors for other Calvert Funds. Mmes. Gresham, Kruvant and Milligan and Mr. Pugh also serve on the board of trustees of Calvert SAGE Fund. Ms. Kruvant and Messrs. Blatz and Pugh also serve on the board of trustees/directors of First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal Fund, Inc. Ms. Krumsiek serves on the board of trustees/directors of all eleven Calvert registered investment companies, which also includes the Calvert Social Investment Fund, Calvert Social Index Series, Inc., Calvert World Values Fund, Inc. and Calvert Impact Fund, Inc.

Executive officers not mentioned above include: William M. Tartikoff, Esq., age 61, Vice President and Secretary; Ronald M. Wolfsheimer, age 56, Treasurer; Michael W. Yuhas, Jr., age 47, Fund Controller; Thomas Dailey, age 44, Vice President; Gregory B. Habeeb, age 58, Vice President; Daniel K. Hayes, age 58, Vice President; and Catherine P. Roy, age 52, Vice President. Each has been an executive officer for more than five years, except for Ms. Roy and Messrs. Dailey and Habeeb who were elected into office in 2004.

The address of the directors and officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. directors and officers of the Fund as a group own less than 1% of each Calvert VIT Fund's outstanding shares.

Anticipated Board Committees. It is anticipated that the new board of directors will establish the following standing committees:

  Governance Committee - To address matters of fund governance, including policies on Director compensation, and board and committee structure and responsibilities.

  Nominating Committee - In its function as a nominating committee, the Governance Committee of the board of directors will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years. Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. For further details about the board nomination process, please refer to the Calvert Funds' standard Nominating Committee Charter, included under Exhibit F as the Proposed Nominating Committee Charter for the new board of directors of the Company.

  Audit Committee - To approve and recommend to the board, independent public accountants to conduct the annual audit of the Fund's financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee will meet with the Fund's independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control.

The directors owned shares in the Funds and in the Calvert Funds for which they serve on the board(s), in the following amounts as of September 30, 2008:

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in Calvert Funds Overseen
Independent Directors
Frank H. Blatz, Jr., Esq.	None	over $100,000
Alice Gresham	None	None
M. Charito Kruvant	None	over $100,000
Cynthia Milligan	None	over $100,000
Arthur J. Pugh	None	over $100,000
Interested Directors
Barbara J. Krumsiek	None	over $100,000
William Lester	None	None

Directors not affiliated with Calvert may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Funds through the Directors Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund's assets, liabilities, net assets, and net income per share.

Director Compensation. The following tables (unaudited numbers) set forth information describing the compensation of each director for his/her services to the Calvert Funds for the most recent fiscal year ended December 31, 2007.

Name of Person, Position	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Calvert Funds Paid to Directors***
Frank H. Blatz, Jr., Esq.** (Director)	$19,250	$69,250
Alice Gresham (Director)	$0	$32,750
M. Charito Kruvant** (Director)	$12,900	$74,500
Cynthia Milligan** (Director)	$30,500	$30,500
Arthur J. Pugh** (Director)	$21,500	$74,500
Barbara J. Krumsiek* (Director)	$0	$0
William Lester* (Director)	$0	$0

*Ms. Krumsiek is an interested person since she is an officer and director of Calvert and its affiliates. Mr. Lester is an interested person since he is an officer of the parent company of Calvert.

** Messrs. Blatz and Pugh, Ms. Kruvant and Ms. Milligan have chosen to defer a portion of their compensation. As of December 31, 2007, total deferred compensation for service on all applicable Calvert Fund boards, including dividends and capital appreciation, was $1,768,538; $485,815; $432,398; and $200,236, for each of them, respectively.

***As of December 31, 2007, the Calvert Fund Complex consisted of forty-one (41) funds; as of September 30, 2008, it consisted of forty-two (42) funds.

Board of Directors Consideration. At the Board of Directors meeting on September 5, 2008, in discussing the new board nominees, the Board of Directors noted certain of the benefits that were anticipated to result from having the same individuals serve on the new board of directors of the Company as for the Calvert VIT. Among these anticipated benefits, the Board of Directors considered the enhanced efficiency and productivity of Board meetings that were anticipated to result from the new board of directors. The Board of Directors recognized the areas of common interest and focus among the Funds and the Calvert VIT under Calvert's management, and the Board of Directors viewed the prospect of the new board members' responsibility for oversight of a greater number of mutual fund portfolios as consistent with good governance and not likely to adversely affect the Funds or their respective shareholders.

THE BOARD OF DIRECTORS OF THE COMPANY, AND ITS INDEPENDENT DIRECTORS ACTING AS THE NOMINATING COMMITTEE OF THE FUNDS, UNANIMOUSLY APPROVED THE NOMINEES FOR THE FUNDS, AS LISTED ABOVE, AND RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE NOMINEES TO THE NEW BOARD OF DIRECTORS.

PROPOSAL V - ALL FUNDS

The Board of Directors has selected KPMG LLP to act as independent auditors to the Funds for the 2009 fiscal year. Accordingly, shareholders are requested to ratify the action of the Board of Directors in selecting the firm of KPMG LLP as the independent auditors.

The Fund's selection of KPMG as its independent auditor was recommended by the Audit Committee and was approved by the Board of Directors. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification. In the event that this selection of auditors is not ratified by a majority of the voting power of the shareholders present in person or by proxy at the Annual Meeting, the Audit Committee will review its future selection of independent auditors.

In choosing the independent registered public accounting firm for the Funds, the Audit Committee conducts a comprehensive review of the qualifications of those individuals who will lead and serve on the engagement team, the quality control procedures the firm has established, and any issue raised by the most recent quality control review of the firm. The review also includes matters required to be considered under the SEC rules on "Auditor Independence," including the nature and extent of non-audit services to ensure that they will not impair the independence of the accountants.

Neither KPMG nor any of its partners has any direct or indirect connection (other than as independent auditors) with the Company or any of its affiliates.

No representative of KPMG, nor from Deloitte & Touche as the current auditor, will be present at the Special Meeting, but a representative of KPMG will be available via telephone and have the opportunity to make a statement if they desire, and to respond to appropriate questions from shareholders.

For the respective 2008 fiscal year ends, Deloitte & Touche LLP was the independent auditor for the Apex Series and KPMG was the independent auditor for the Pinnacle Series of the Funds.

Audit Fees Paid to Deloitte & Touche. The following table presents fees for professional services rendered by Deloitte & Touche for the audit of the Funds' consolidated financial statements for the respective 2007 and 2008 fiscal year ends.

	2008	2007
Audit Fees	$0	$365,700
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	____________	___________
Total Fees	$0	$365,700

Audit Fees. Audit fees consisted of fees for the audits, registration statements and other filings related to the Company's 2008 and 2007 financial statements.

Pre-Approval Policy and Procedures. The Audit Committee approves all audit and permitted non-audit services to be performed for the Funds or its subsidiaries by Deloitte & Touche. The Chairman of the Funds may pre-approve permissible proposed non-audit services that arise between committee meetings if the decision to pre-approve the service is presented for ratification at the next scheduled Audit Committee meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS.

PROPOSAL VI - ALL FUNDS

To authorize the Board of Directors of the Company and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment sub-advisors on behalf of the Funds without obtaining shareholder approval.

The Securities and Exchange Commission ("SEC") has issued an order to Calvert and the Calvert Funds permitting each to enter into a new and/or to materially amend an investment sub-advisory agreement with any sub-advisor that is not an "affiliated person" of the Funds, or the Advisor, without shareholder approval ("Order"). The Order can only become effective for the Funds if shareholders have authorized use of the Order. Calvert believes that its continuous supervision of a sub-advisor will permit the proportion of shareholders' assets subject to particular sub-advisor styles to be reallocated (or a new sub-advisor introduced) in response to changing market conditions or sub-advisor performance, in an attempt to improve performance.

The term of the Order described above is generally referred to as a "Manager of Managers" arrangement. Calvert believes that the interests of shareholders are adequately protected by shareholders' voting rights with respect to the investment advisory agreement and the responsibilities assumed by Calvert and the new board of directors. Calvert has found that requiring shareholder approval of a sub-advisor and the sub-advisory agreement imposes costs on the affected Fund without advancing shareholder interests. Further, there is the concern that requiring shareholder approval of changes to the existing sub-advisory arrangements would prevent the Company from promptly and timely employing the sub-advisor best suited to the needs of the affected Fund. Therefore, Calvert is seeking to streamline the process so that an affected Fund can more efficiently continue toward achieving its investment objective with a sub-advisor recommended by Calvert and approved by the board of directors. 5

If Calvert and/or the Company are authorized to make changes to the existing unaffiliated sub-advisor arrangements outside of the proxy solicitation process, shareholders will continue to benefit by knowing that Calvert has applied the same safeguards and criteria in making its selection while continuing to fulfill its same duties to shareholders and to the Funds. Although Calvert would be authorized to make an unaffiliated sub-advisor change without a shareholder vote, as shareholders, you are entitled to and would continue to receive the same disclosure and details about the selection process and the background of the newly selected sub-advisor as you have received in this solicitation, but in the form of an information statement instead of a proxy statement. This information would be delivered to shareholders within 90 days of the sub-advisory change.

____________________________
5 However, pursuant to the Order, any change to Summit as a sub-advisor to the Funds/Portfolios would not be privy to this Manager of Managers arrangement since it is an affiliate of Calvert. Thus, any change to Summit as a sub-advisor would require shareholder approval.

Despite the benefits that the Manager of Managers arrangement provides to shareholders as detailed herein, it is important to note that under this arrangement, shareholders will have the risk of diminished control of the respective sub-advisors. Calvert, as the investment advisor, and the Board will hold ultimate responsibility in determining the suitability of a sub-advisor, with any such decision to change a sub-advisor being made without shareholder approval.

More specifically, Calvert and the Company are subject to the following conditions in acting under the Manager of Managers arrangement:

  Before a Fund may implement the Manager of Managers arrangement, it must be approved by a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund, or, in the case of a new Fund whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder(s) before offering shares of such Fund to the public.

  Any Fund relying on the requested relief will disclose in its prospectus the existence, substance, and effect of the Manager of Managers arrangement.

  Calvert will provide management and administrative services to the Funds and, subject to the review and approval of the board of directors, will: set the overall investment strategies of the Funds; recommend sub-advisors; allocate and, when appropriate, reallocate the assets of the Funds among sub-advisors; and monitor and evaluate the investment performance of the sub-advisors, including their compliance with the investment objectives, policies, and restrictions of the Funds.

  A majority of the board of directors of each Fund will be Independent Directors of the Fund, and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

  The Funds will not enter into investment sub-advisory agreements on behalf of their Funds with any Sub-advisor that is an "affiliated person" of the Funds, or the Advisors other than by reason of serving as a Sub-advisor to one or more of the Funds (an "Affiliated Sub-advisor") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund. 6

  When a change of Sub-advisor is proposed for a Fund with an Affiliated Sub-advisor, the board of directors of the Fund, including a majority of the Independent Directors, will make a separate finding, reflected in the minutes of meetings of the board of directors that such change of sub-advisor is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which Calvert or the Affiliated Sub-advisor receives an inappropriate advantage.

  No director, trustee, or officer of a Fund or the Advisor may own any interest in a sub-advisor except for ownership of interests in the Advisor or any entity that controls, is controlled by, or is under common control with the sub-advisor, or ownership of less than 1% of the outstanding, securities of any class of equity or debt of a publicly-traded company that is either a sub-advisor or an entity that controls, is controlled by, or is under common control with a sub-advisor.

  Any Fund subject to action under the Manager of Managers arrangement, must within 90 days of the proposed material change to the investment sub-advisory agreement, provide shareholders with detailed information about the nature of the change and the related disclosure.

Benefits of a "Manager of Managers" Arrangement. A Manager of Managers arrangement may benefit shareholders in that it will allow the Advisor the additional flexibility to implement sub-advisor changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. Such an arrangement may also allow the Funds to operate with greater efficiency by allowing the Advisor to employ sub-advisors best suited to the needs of the Funds, without incurring the expense and delays associated with obtaining shareholder approval.

Currently, to appoint a sub-advisor to a fund or to materially amend a sub-advisory agreement, the Company must call and hold a shareholder meeting of that fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. In addition, if a sub-advisor to the fund is acquired or there is a change of control of the sub-advisor that results in the "assignment" of the sub-advisory agreement with the Advisor, the Company currently must seek approval of a new sub-advisory agreement from shareholders of the Fund, even when there will be no change in the persons managing the Fund. This process is time-consuming and costly, and some of the costs may be borne by the Fund. Without the delay inherent in holding a shareholder meeting, the Advisor and the Fund would be able to act more quickly to appoint a sub-advisor with less expense when the board of directors and the Advisor believe that the appointment would benefit the Fund.

_______________________________
6 Again, pursuant to this condition in the Order, since Summit is an affiliate of Calvert, any change to Summit as a sub-advisor will continue to require shareholder approval.

Evaluation by the Board of Directors. In determining whether or not it was appropriate to approve the Manager of Managers arrangement and to recommend approval of such arrangement to the shareholders, the board of directors, including the Independent Directors, considered certain information and representations provided by the Advisor.

After carefully considering the proposed contractual arrangement whereby Calvert would be engaged as investment advisor (as discussed above under Proposal I), and Calvert's experience in recommending and monitoring sub-advisors, the Board of Directors believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisors to be conducted by Calvert. The Board of Directors also believes that this approach would be consistent with shareholders' expectations that Calvert will use its expertise to recommend to the board of directors, qualified candidates to serve as sub-advisors.

The Board of Directors will continue to provide oversight of the sub-advisor selection and engagement process. The Board of Directors, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board of Directors, including a majority of the Independent Trustees, are required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, Calvert and the sub-advisor have a legal duty to provide to the Board of Directors information on pertinent factors.

Required Shareholder Vote. Approval of the Manager of Managers arrangement, per the Order, requires the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Fund. Approval of Proposal VI is contingent upon the approval of Proposal I within this Proxy Statement.

If shareholders of each Fund do not approve the Manager of Managers arrangement for each Fund, it will not be implemented and the Funds will continue to be required to obtain shareholder approval of any changes in the sub-advisor of the Funds or any material changes to sub-advisory agreements.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE IMPLEMENTATION OF THE MANAGER OF MANAGERS ARRANGEMENT.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

VOTING INFORMATION

The Company is soliciting proxies by U.S. mail. Employees of Summit may make additional solicitations by telephone to obtain the necessary representation at the Meeting, but will receive no additional compensation for doing so. The Company will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

The costs of this proxy solicitation will be borne by Calvert and Summit. These expenses are estimated to cost approximately $100,000.

Shareholders of record at the close of business on October 15, 2008 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote, with an appropriate fraction of a vote for a fraction of a share.

Please note that shares of the respective Funds, in addition to being owned by institutional and retail investors, are also owned by Summit and its parent, Union Central, and its exempt separate accounts. Accordingly, Union Central has voting control of the Funds and plans to vote "FOR" approval of each Proposal.

ATTENTION SUMMIT PINNACLE SERIES. As the owner of a variable life insurance policy or a variable annuity contract, you are not technically a Fund shareholder. The issuing insurance companies are the legal owners of the Fund's shares. Despite not having the legal status as an owner of the shares, we refer to you as a "shareholder" and your interest in the portfolios as "shares". The issuing life insurance companies want you to return the Proxy Card so that they can vote the Fund shares represented by your variable insurance policy or variable annuity contract in accordance with your instructions. The persons named as proxies in the enclosed Proxy Card intend to vote all of the shares of the Funds, proportionately in accordance with the instructions given by those variable insurance shareholders or variable annuity contract owners who respond with their voting instructions. There is no minimum required number of votes necessary to be received before proportional voting is applied.

Shareholders of each Fund of record at the close of business on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of the Record Date, as shown on the books of each Fund, there were issued and outstanding:

SUMMIT APEX SERIES

19,573.057 shares of Large Cap Growth Fund
845,104.973 shares of High Yield Bond Fund
720,662.851 shares of Short-term Government Fund

SUMMIT PINNACLE SERIES

674,618.000 shares of Zenith Portfolio
2,910,246.762 shares of S&P 500 Index Portfolio
2,476,361.258 shares of S&P MidCap 400 Index Portfolio
413,356.998 shares of Balanced Index Portfolio
1,045,252.964 shares of Nasdaq-100 Index Portfolio
1,456,465.903 shares of Russell 2000 Small Cap Index Portfolio
1,181,017.887 shares of EAFE International Index Portfolio
1,007,606.562 shares of Lehman Aggregate Bond Index Portfolio
373,358.938 shares of Inflation Protected Plus Portfolio
272,633.958 shares of Lifestyle ETF Market Strategy Target Portfolio
39,365.142 shares of Lifestyle ETF Market Strategy Conservative Portfolio
29,151.301 shares of Lifestyle ETF Market Strategy Aggressive Portfolio
205,534.102 shares of Natural Resources Portfolio

The presence in person or by proxy of the holders of a majority of the outstanding shares of each Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to each Proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. This means that abstentions and broker non-votes effectively will be votes against adjournment and/or against the Proposals.

In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with the Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders, and will be voted "FOR" each Proposal if the proxy contains no voting instructions. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Company prior to the Meeting; by submitting a properly-executed proxy bearing a later date prior to the Meeting; or by attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

To approve each Proposal with respect to each Fund, the affirmative vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, as amended, of shareholders who are eligible to vote on the proposal is required. This means that the proposal must be approved by the lesser of: (i) 67% of the shares of each Fund present at a meeting of shareholders if the owners of more than 50% of those shares then outstanding are present in person or by proxy; or (ii) more than 50% of outstanding shares.

CONTROL PERSONS

As of October 15, 2008, the officers and Directors of the Company (and nominees to the new board of directors) as a group beneficially owned less than 1% of the outstanding shares of Summit Funds, except that Michael Keating owns 4.94% of Large Cap Growth Fund.

Union Central has voting control of each Fund. Union Central, whose address is 1876 Waycross Road, Cincinnati, Ohio 45240, is a stock insurance company organized under the laws of the state of Ohio.

As of September 30, 2008, the following entity owned of record or beneficially 5% or more of the voting securities of the respective Funds:

Fund	Shares Owned	% Owned

Large Cap Growth Fund - Class I
Summit Investment Partners, Inc. Attn: Gerald Herbert 312 Walnut Street, Suite 2500 Cincinnati, OH	17,149.053	87.62%

High Yield Bond Fund - Class I
Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	418,703.556	49.54%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	234,980.765	27.80%

Ameritas Life Insurance 5900 O Street Lincoln, NE	97,909.460	11.59%

Short Term Government Fund - Class I
Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	680,941.572	94.49%

Zenith Portfolio
Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	569,389.271	84.40%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	105,228.729	15.60%

S&P 500 Index Portfolio
Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	1,777,736.546	61.09%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	455,107.024	15.64%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	290,510.943	9.98%

S&P Midcap 400 Index Portfolio
Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	787,464.417	31.80%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	381,341.776	15.40%

Ameritas Life Insurance 5900 O Street Lincoln, NE	298,284.217	12.05%

Farm Bureau Life 5400 University Ave West Des Moines, IA	191,918.101	7.75%

Ameritas Life Insurance Corporation 5900 O Street Lincoln, NE	188,100.839	7.60%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	163,257.386	6.59%

Balanced Index Portfolio
Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	246,067.115	59.53%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	141,924.265	34.33%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	20,722.791	5.01%

NASDAQ 100 Index Portfolio
Farm Bureau Life 5400 University Ave West Des Moines, IA	272,893.849	26.11%

Ameritas Life Insurance Corporation 5900 O Street Lincoln, NE	240,132.602	22.97%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	175,242.174	16.77%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	138,022.230	13.20%

Ameritas Life Insurance Corporation 5900 O Street Lincoln, NE	89,921.484	8.60%

Modern Woodmen of America 5400 University Ave West Des Moines, IA	57,668.476	5.52%

Russell 2000 Small Cap Index Portfolio
Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	489,807.017	33.63%

Farm Bureau Life 5400 University Ave West Des Moines, IA	185,394.166	12.73%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	176,356.491	12.11%

Ameritas Life Insurance Corporation 5900 O Street Lincoln, NE	112,180.691	7.70%

Ameritas Life Insurance 5900 O Street Lincoln, NE	98,774.910	6.78%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	81,337.623	5.58%

EAFE International Index Portfolio
Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	498,070.594	42.17%

Ameritas Life Insurance 5900 O Street Lincoln, NE	269,451.419	22.82%

Connecticut General Life Insurance Attn: Jason Snow 280 Trumbull Street Hartford, CT	99,232.231	8.40%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	76,685.067	6.49%

Lehman Aggregate Bond Index Portfolio
Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	524,351.419	52.04%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	143,145.838	14.21%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	114,180.135	11.33%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	97,246.982	9.65%

Inflation Protected Plus Portfolio
Ameritas Life Insurance Corporation 5900 O Street Lincoln, NE	251,126.342	67.26%

Ameritas Life Insurance Corporation 5900 O Street Lincoln, NE	33,029.267	8.85%

Ameritas Life Insurance 5900 O Street Lincoln, NE	31,138.766	8.34%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	29,905.906	8.01%

Lifestyle ETF Market Strategy Target Portfolio

Ameritas Life Insurance 5900 O Street Lincoln, NE	249,153.840	91.39%

Lifestyle ETF Market Strategy Conservative Portfolio

Ameritas Life Insurance Corporation 5900 O Street Lincoln, NE	18,779.015	47.70%

Summit Investment Partners, Inc. Attn: Gerald Herbert 312 Walnut Street, suite 2500 Cincinnati, OH	12,982.161	32.98%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	5,243.356	13.32%

Lifestyle ETF Market Strategy Aggressive Portfolio

Summit Investment Partners, Inc. Attn: Gerald Herbert 312 Walnut Street, Suite 2500 Cincinnati, OH	16,980.567	58.25%

Ameritas Life Insurance Corporation 5900 O Street Lincoln, NE	4,884.958	16.76%

Ameritas Life Insurance 5900 O Street Lincoln, NE	4,003.026	13.73%

Ameritas Life Insurance 5900 O Street Lincoln, NE	2,283.789	7.83%

Natural Resources Portfolio
Ameritas Life Insurance 5900 O Street Lincoln, NE	58,469.994	28.45%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	50,211.746	24.43%

Ameritas Life Insurance Corporation 5900 O Street Lincoln, NE	47,218.208	22.97%

Ameritas Life Insurance Corporation 5900 O Street Lincoln, NE	12,977.159	6.31%

Union Central Life Insurance Company Attn: Roberta Ujvary PO Box 40888 Cincinnati, OH	12,507.308	6.09%

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions. Upon written or oral request, a separate copy of the proxy statement will be delivered to shareholders at a shared address, to which a single copy of the documents was delivered. If you wish to receive a separate proxy statement, or wish to request a single copy of proxy statements in the future (if you are receiving multiple copies), write to Summit Mutual Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or call 888-259-7565.

SHAREHOLDER REPORTS

Copies of the Company's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to US Bancorp Fund Services LLC, transfer agent, by calling toll-free 888-259-7565 or by downloading them from the Company's website at www.summitfunds.com.

SHAREHOLDER MEETINGS

The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the secretary of the Company, 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

FUND SERVICE PROVIDERS

Summit Investment Partners, Inc., located at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202, currently serves as the investment advisor to the Funds, and also provides administrative services to, and manages the business affairs for, the Funds. Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, currently serves as the principal underwriter for the Apex Series. Ameritas Investment Corp., located at 5900 O Street, Lincoln Nebraska 68510, currently serves as the principal underwriter for the Pinnacle Series.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting are not received by the time scheduled, Thomas G. Knipper or John F. Labmeier may move to permit further solicitation of proxies with respect to any such proposal. Mr. Knipper and Mr. Labmeier will vote in favor of such further solicitation on behalf of those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such further solicitation on behalf of those proxies that have voted against any such proposal.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, made this 12th day of December, 2008, by and between CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation (the "Adviser"), and SUMMIT MUTUAL FUNDS, INC., a Maryland corporation (the "Fund").

WHEREAS, the Fund presently is engaged in business as an open-end management investment company and has registered as such under the federal Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Fund is authorized to issue shares ("Shares") in certain series the Fund, as indicated in Schedule A (the "Portfolios"), and any other series designated by the Fund in the future;

WHEREAS, the Adviser is engaged principally in the business of rendering brokerage services, also renders investment supervisory services, and is registered as an investment adviser under the federal Investment Advisors Act of 1940, as amended; and

WHEREAS, the Fund desires the Adviser to render investment supervisory services to the Portfolios in the manner and on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties hereto agree as follows:

1. Duties and Responsibilities of Adviser.

(a) Investment Advisory Services. The Adviser will act as investment adviser and will supervise and direct the investments of the Portfolios in accordance with their investment objectives, program and restrictions as provided in the prospectus, on behalf of the Fund, as amended from time to time, and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser will obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and will formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objectives. In furtherance of this duty, the Adviser, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and without prior consultation with the Fund, to:

      buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

      directly or through the trading desks of the Adviser and its affiliates place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as the Adviser may select.

The Adviser may at its own cost and expense, with the approval of the Fund's Board of Directors, retain one or more investment subadvisors for the Portfolio. The Adviser shall be responsible for the oversight of such investment subadvisors in fulfilling its obligations hereunder.

    Financial, Accounting, and Administrative Services. The Adviser will assist the Fund's Administrator in maintaining the existence and records of the Portfolios; maintaining the registrations and qualifications of Portfolio Shares under federal and state law; monitoring the financial, accounting, and administrative functions of the Portfolios; maintaining liaison with the various agents employed for the benefit of the Fund by the Fund (including the Fund's transfer agent, custodian, independent accountants and legal counsel) and in the coordination of their activities on behalf of the Fund.

    Reports to Fund. The Adviser will furnish to or place at the disposal of the Fund such information, reports, evaluations, analyses and opinions regarding the Portfolios as the Fund may, at any time or from time to time, reasonably request or as the Adviser may deem helpful.

    Reports and Other Communications to Contractholders. The Adviser will assist in developing all general contractholder communications regarding the Portfolios, including regular shareholder reports.

    Fund Personnel. The Adviser agrees to permit individuals who are officers or employees of the Adviser, or any of its affiliates, to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Fund, without remuneration or other costs to the Fund.

    Personnel, Office Space, and Facilities of Adviser. The Adviser at its own expense will furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Adviser requires in the performance of its investment advisory and other obligations under this Agreement.

2. Allocation of Expenses.

    Expenses Paid by Adviser.

(i) Salaries and Fees of Officers. The Adviser will pay all salaries, expenses, and fees of the officers and directors of the Fund who are affiliated with the Adviser.

        Assumption of Expenses by Adviser. The payment or assumption by the Adviser of any expense of the Fund that the Adviser is not required by this Agreement to pay or assume will not obligate the Adviser to pay or assume the same or any similar expense on any subsequent occasion.

    Expenses Paid by Fund. The Fund will bear all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Fund will pay:

      Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, for the benefit of the Fund, including all charges of depositories, custodians, and other agents, if any;

      Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any;

      Contractholder Communications. All expenses of preparing; setting in type, printing, and distributing reports and other communications to contractholders;

      Contractholder Meetings. All expenses incidental to holding meetings of contractholders, including the printing of notices and proxy material, and proxy solicitation therefor;

      Prospectuses. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the prospectus and of mailing them to contractholders;

      Pricing. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

      Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Fund or Fund and the custodian, transfer agent or any other agent selected by the Fund;

      Legal and Accounting Fees and Expenses. All charges for services and expenses of the Fund's legal counsel, including counsel to the disinterested Directors of the Fund, and independent auditors for the benefit of the Fund;

      Board of Director's Fees and Expenses. All compensation of the Board of Directors, other than those affiliated with the Adviser, and all expenses incurred in connection with their service;

      Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Portfolios under the Act and the Registration of the Portfolios' Fund Shares under the Securities Act of 1933, as amended (the "33 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing, of any registration statement and prospectus under the 33 Act or the Act, and any amendments or supplements that may be made from time to time;

      State Registration Fees. All fees and expenses of qualifying and maintaining qualification of the Fund and of Fund Shares for sale under securities laws of various states or jurisdictions, if any, and of registration and qualification of the Fund under all other laws applicable to the Fund or its business activities (including registering the Fund as a broker-dealer, or any officer of the Fund or any person as agent or salesman of the Fund in any state);

      Issue and Redemption of Shares. All expenses incurred in connection with the issue, redemption, and transfer of portfolio Shares, including the expense of confirming all portfolio Share transactions, and of preparing and transmitting the portfolio's stock certificates;

      Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Directors;

      Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale, or lending of a portfolio's securities;

      Taxes. All taxes or governmental fees payable by or with respect of the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

      Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Fund's membership in any trade association or other investment organization; and

      Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, and agents.

3. Advisory Fees. For its services pursuant to this Agreement, the Fund will pay the Adviser an annual fee, based on the value of the average daily net assets of the applicable Portfolio. The fee is set forth in Schedule B. The Schedule may be amended from time to time; with the exception to the fee waiver and reimbursement provisions set forth under Schedule B upon execution of this Agreement. Any change in the Schedule relating to any new or existing Portfolios will not require the approval of shareholders of any other Portfolio.

    Method of Computation. The fee will be accrued for each calendar day and the sum of the daily fee accruals will be paid monthly to the Adviser on the first business day of the next succeeding calendar month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described above in this Paragraph 3, and multiplying this product by the net assets of the Portfolios as determined in accordance with the prospectus as of the close of business on the previous business day on which the Fund was open for business.

    Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, will be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

    Fee Waiver and Recapture of Waived Fees and Reimbursed Expenses. Subject to approval by the necessary authorities: (a) any fees the current payment of which is waived by the Adviser and any expenses paid on behalf of or reimbursed to the Portfolios by the Adviser as provided in Schedule B may be recaptured by the Adviser from the Portfolios during the two-year period beginning on January 1, 2001 and ending on December 31, 2003 and (b) such recapture will only be made to the extent that it does not result in the Portfolios' aggregate expenses exceeding the prior expense ratio (as such term is defined in Schedule B) by more than 0.10%.

4. Brokerage. Subject to the approval of the Fund's Board of Directors, the Adviser, in carrying out its duties under Paragraph 1A, may cause the Fund, with respect to the Fund or any of its Portfolios, to pay a broker-dealer which furnishes brokerage or research services, as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "34 Act") or formal/informal staff opinions a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the '34 Act or rules).

5. Adviser's Use of the Services of Others. The Adviser may (at its cost except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of performing its obligations hereunder, with the approval of the Fund's Board of Directors. The Adviser shall be responsible for the oversight of such persons in fulfilling its obligations hereunder.

6. Ownership of Records. All records required to be maintained and preserved by the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Fund are the property of the Fund, and will be surrendered by the Adviser promptly on request by the Fund.

7. Reports to Adviser. The Fund will furnish or otherwise make available to the Adviser such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Fund as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

8. Limitation of Liability of Adviser. Neither the Adviser nor any of its officers, directors, employees, or controlling persons, with respect to this Agreement, will be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his or her duties on behalf of the Fund or from reckless disregard by the Adviser of the duties of the Adviser under this Agreement.

In no event will the Adviser be liable for indirect, special, or consequential damages (even if the Adviser has been advised of the possibility of such damages) arising from the obligations assumed hereunder and the services provided for by this Agreement, including but not limited to lost profits, loss of use of accounting systems, cost of capital, cost of substitute facilities, programs or services, downtime costs, or claims of the Fund's shareholders for such damage.

9. Use of Adviser's Name. The Fund may use the name "Calvert Asset Management Company" or "CAMCO" only with the approval of the Adviser and only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which will have succeeded to the business of the Adviser as investment advisor.

10. Term of Agreement. The term of this Agreement will begin on the date first above written, and unless sooner terminated as hereinafter provided, will remain in effect until January 1, 2010. Thereafter, this Agreement will continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation will be specifically approved at least annually (a) by either the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the relevant Portfolio; (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Fund, with respect to the Fund, who are not parties to this Agreement or interested persons of any such party; and ( c) The Adviser will not have notified the Fund, in writing, at least 60 days prior to December 31, 2009 or prior to March 10 of any year thereafter, that it does not desire such continuation. The Adviser will furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of the Agreement or any extension, renewal or amendment hereof.

11. Amendment and Assignment of Agreement. This Agreement may be amended by the parties subject to federal regulatory requirements. This Agreement may not be assigned without the affirmative vote of a majority of the outstanding voting securities of the relevant Portfolio(s). This Agreement will automatically and immediately terminate in the event of its assignment.

12. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided, that in the cases of termination by the Fund, with respect to the Fund, such action will have been authorized by resolution of a majority of the directors who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

13. Miscellaneous.

(a) Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

(b) Interpretation. Nothing herein contained will be deemed to require the Fund to take any action contrary to its Articles of Incorporation or Bylaws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of the Fund of its responsibility for and control of the conduct of the affairs of the Fund. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Maryland.

(c) Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act will be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," assignment," and "affiliated person" as used in Paragraphs 2, 8, 10, 11, and 12 hereof, will have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

CALVERT ASSET MANAGEMENT COMPANY, INC.

By: __________________________________________

Title: __________________________________________

SUMMIT MUTUAL FUNDS, INC.

By: __________________________________________

Title: __________________________________________

INVESTMENT ADVISORY AGREEMENT

SCHEDULE A

SUMMIT APEX SERIES

Large Cap Growth Fund
High Yield Bond Fund
Short-term Government Fund

SUMMIT PINNACLE SERIES

Zenith Portfolio
S&P 500 Index Portfolio
S&P MidCap 400 Index Portfolio
Balanced Index Portfolio
Nasdaq-100 Index Portfolio
Russell 2000 Small Cap Index Portfolio
EAFE International Index Portfolio
Lehman Aggregate Bond Index Portfolio
Inflation Protected Plus Portfolio
Lifestyle ETF Market Strategy Target Portfolio
Lifestyle ETF Market Strategy Conservative Portfolio
Lifestyle ETF Market Strategy Aggressive Portfolio
Natural Resources Portfolio

INVESTMENT ADVISORY AGREEMENT

SCHEDULE B

Listed below are the portfolios of Summit Mutual Funds, Inc. that are entitled to receive investment advisory services from Calvert Asset Management Company, Inc. (the "Adviser") under the Investment Advisory Agreement dated December 12, 2008, and which will pay fees calculated at the following annual rates to the Adviser pursuant to Section 3 of the Agreement:

SUMMIT APEX SERIES
Large Cap Growth Fund	0.75%
High Yield Bond Fund	0.65%
Short-term Government Fund	0.45%

SUMMIT PINNACLE SERIES
Zenith Portfolio	0.64%
S&P 500 Index Portfolio	0.25%
S&P MidCap 400 Index Portfolio	0.30%
Balanced Index Portfolio	0.35%
Nasdaq-100 Index Portfolio	0.35%
Russell 2000 Small Cap Index Portfolio	0.30%
EAFE International Index Portfolio	0.56%
Lehman Aggregate Bond Index Portfolio	0.30%
Inflation Protected Plus Portfolio	0.50%
Lifestyle ETF Market Strategy Target Portfolio	0.55%
Lifestyle ETF Market Strategy Conservative Portfolio	0.55%
Lifestyle ETF Market Strategy Aggressive Portfolio	0.55%
Natural Resources Portfolio	0.55%

For its services under this Investment Advisory Agreement, Adviser is entitled to receive the fees indicated above based on average net assets.

EXHIBIT B

Calvert Family of Funds
Calvert Social Investment Fund (CSIF)
CSIF Money Market Portfolio
CSIF Equity Portfolio (sub-advised by Atlanta Capital Management Company, LLC)
CSIF Bond Portfolio
CSIF Balanced Portfolio (sub-advised by New Amsterdam Partners, LLC, Profit Investment Management*
CSIF Enhanced Equity Portfolio (sub-advised by SSgA Funds Management, Inc.)
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Calvert World Values Fund, Inc. (CWVF)
CWVF International Equity Fund (sub-advised by Acadian Asset Management, Inc.)
Calvert Capital Accumulation Fund (sub-advised by New Amsterdam Partners LLC)
Calvert International Opportunities Fund (sub-advised by F&C Management Limited)

Calvert Social Index Series, Inc.
Calvert Social Index Fund (sub-advised by World Asset Management, Inc.)

Calvert Impact Fund, Inc.
Calvert Large Cap Growth Fund (sub-advised by Bridgeway Capital Management, Inc.)
Calvert Small Cap Value Fund (sub-advised by Channing Capital Management, LLC)
Calvert Mid Cap Value Fund (sub-advised by Channing Capital Management, LLC)
Calvert Global Alternative Energy Fund (sub-advised by KBC Asset Management International Ltd.)
Calvert Global Water Fund (sub-advised by KBC Asset Management International Ltd.)

Calvert SAGE Fund

Calvert Large Cap Value Fund (Pending)

The Calvert Fund
Calvert New Vision Small Cap Fund (sub-advised by Bridgeway Capital Management, Inc.)
Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Calvert Ultra Short Income Fund

Calvert Cash Reserves (CCR)
CCR Institutional Prime Fund

First Variable Rate Fund for Government Income
Calvert First Government Money Market Fund

Calvert Tax-Free Reserves (CTFR)
CTFR Money Market Portfolio
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio

Calvert Municipal Fund, Inc.
Calvert National Municipal Intermediate Fund

Calvert Variable Series, Inc. (CVS)
Calvert Social Equity Portfolio (sub-advised by Atlanta Capital Management Co. LLC)
Calvert Social Balanced Portfolio (sub-advised by New Amsterdam Partners, LLC)*
Calvert Social International Equity Portfolio (sub-advised by Acadian Asset Management, Inc.)
Calvert Social Mid Cap Growth Portfolio (sub-advised by New Amsterdam Partners, LLC)
Calvert Income Portfolio
Ameritas Money Market Portfolio
Ameritas Income & Growth Portfolio (sub-advised by Summit Investment Partners, Inc.)
Ameritas Index 500 Portfolio (sub-advised by Summit Investment Partners, Inc.)
Ameritas Small Capitalization Portfolio (sub-advised by Eagle Asset Management, Inc.)
Ameritas MidCap Growth Portfolio (sub-advised by Fred Alger Management, Inc.)
Ameritas MidCap Value Portfolio (sub-advised by RiverSource Investments, LLC)
Ameritas Small Company Equity Portfolio (sub-advised by OFI Institutional Asset Management, Inc.)
Ameritas Core Strategies Portfolio (sub-advised by Thornburg Investment Management, Inc.)

* Calvert manages the fixed income portion of the Portfolio.

EXHIBIT C

Calvert Asset Management Company, Inc.

Natalie A. Trunow, Senior Vice President - Equities, handles the allocation of assets and portfolio managers for Calvert's equity funds.

Name of Portfolio Manager	Title	Length of Service with Calvert	Business Experience During Last 5 Years	Role on Management Team
Natalie Trunow	Senior Vice President - Equities	Less than 1 year

2005 -- 2008: Portfolio Manager, Global Public Markets Group, General Motors Asset Management

2001 -- 2005: Portfolio Manager, Global Equities Group, General Motors Asset Management

Ms. Trunow has 20 years of experience in the securities industry.

Asset and Portfolio Manager Allocations

Calvert currently serves as investment advisor to the following mutual funds with investment objectives similar to that of the Funds subject to this Proxy Statement:

Calvert Fund	Assets Under Management (as of 9/30/08)	Annual Management Fees
Calvert Large Cap Growth Fund	$1,158,861,303	0.54% of average daily net assets
Calvert Variable Series, Inc. Ameritas Index 500 Portfolio	$60,987,922	0.24% of average daily net assets
Calvert Variable Series, Inc. Ameritas Income & Growth Portfolio	$144,283,219	0.625% of average daily net assets

With respect to the Ameritas Portfolios, Calvert has agreed to an expense cap on the net annual operating expenses, under the applicable investment advisory agreement.

Calvert's directors and principal executive officers are as follows:

Name and Business Address	Principal Occupation

BARBARA KRUMSIEK*	Director and Chair, President and Chief Executive Officer

ROBERT-JOHN H. SANDS	Director

JOANN MARTIN	Director

RONALD M. WOLFSHEIMER*	Senior Vice President, Chief Financial and Administrative Officer

WILLIAM M. TARTIKOFF*	Senior Vice President, Secretary and General Counsel

NATALIE TRUNOW*	Senior Vice President - Equities

CATHERINE ROY*	Senior Vice President and Chief Investment Officer, Fixed Income

DANIEL K. HAYES*	Senior Vice President and Portfolio Manager

BENNETT FREEMAN	Senior Vice President

DAVID R. ROCHAT	Senior Vice President and Portfolio Manager

JOHN NICHOLS	Vice President

ROBERT ENDERSON	Vice President

GREGORY HABEEB*	Senior Vice President and Portfolio Manager

THOMAS DAILEY*	Vice President and Portfolio Manager

JAMES O'BOYLE	Portfolio Manager

HUI PING HO*	Assistant Treasurer

SUSAN WALKER BENDER*	Assistant Vice President, Assistant Secretary and Associate General Counsel

IVY WAFFORD DUKE*	Assistant Vice President, Assistant Secretary, Associate General Counsel and Chief Compliance Officer

LANCELOT KING*	Assistant Vice President, Assistant Secretary and Associate General Counsel

JANE MAXWELL*	Assistant Vice President, Assistant General Counsel and Assistant Secretary

ANDREW NIEBLER*	Assistant Vice President, Assistant General Counsel and Assistant Secretary

AUGUSTO MACEDO*	Assistant Secretary

Persons marked with a *, above, are also Directors and/or officers of the Calvert VIT.

The business address for Calvert, and for each of the directors and principal executive officers of Calvert listed above, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.

EXHIBIT D

SUMMIT INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT, effective December 12, 2008, by and between Calvert Asset Management Company, Inc., a Delaware corporation registered as an investment Advisor under the Investment Advisers Act of 1940 (the "Advisor"), and Summit Investment Partners, Inc., an Ohio corporation (the "Subadvisor").

WHEREAS, the Advisor is the investment advisor to Summit Mutual Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Advisor desires to retain the Subadvisor to furnish it with certain investment advisory services in connection with the Advisor's investment advisory activities on behalf of certain series of Summit Mutual Funds, Inc., for which Schedules are attached (each such series referred to individually as the "Fund" or "Portfolio"); and

WHEREAS, the selection of the Subadvisor, by the Advisor, to manage the above referenced Portfolio, subject to shareholder approval;

NOW, THEREFORE, in consideration of the promises and the terms and conditions hereinafter set forth, it is agreed as follows:

1. Services to be Rendered by the Subadvisor to the Fund.

(a) Investment Program. Subject to the control of the Summit Mutual Funds, Inc. Board of Directors ("Directors") and the Advisor, the hereto Subadvisor at its expense continuously will furnish to the Fund an investment program for such portion, if any, of Fund assets designated by the Advisor from time to time. With respect to such assets, the Subadvisor will make investment decisions, and will place all orders for the purchase and sale of portfolio securities. The Subadvisor will for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor. In the performance of its duties, the Subadvisor will act in the best interests of the Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, and Subchapter M of the Internal Revenue Code of 1986, as amended, (ii) the terms of this Agreement, (iii) the Fund's Articles of Incorporation, Bylaws and Registration Statement as from time to time amended, (iv) relevant undertakings provided to State securities regulators, (v) the stated investment objective, policies and restrictions of the Fund, and (vi) such other guidelines as the Board of Directors or Advisor may establish. The Advisor shall be responsible for providing the Subadvisor with current copies of the materials specified in Subsections (a)(iii), (iv), (v) and (vi) of this Section 1.

(b) Availability of Personnel. The Subadvisor at its expense will make available to the Directors and Advisor at reasonable times, its portfolio managers and other appropriate personnel, either in person, or, at the mutual convenience of the Advisor and the Subadvisor, by telephone, in order to review the Fund's investment policies and to consult with the Directors and Advisor regarding the Fund's investment affairs, including economic, statistical and investment matters relevant to the Subadvisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs.

(c) Expenses, Salaries and Facilities. The Subadvisor will pay all expenses incurred by it in connection with its activities under this Agreement (other than the cost of securities and other investments, including any brokerage commissions), including but not limited to, all salaries of personnel and facilities required for it to execute its duties under this Agreement.

(d) Compliance Reports. The Subadvisor at its expense will provide the Advisor with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time.

(e) Valuation. The Subadvisor will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information and shall assist the Directors and Advisor in any fair value determinations as necessary, relating to the assets of the Fund for which the Subadvisor has responsibility on a daily basis (unless otherwise agreed upon by the parties hereto) and at such other times as the Advisor shall reasonably request.

(f) Executing Portfolio Transactions.

i) Brokerage In selecting brokers and dealers to execute purchases and sales of investments for the Fund, the Subadvisor will use its best efforts to obtain the most favorable price and execution available in accordance with this paragraph. The Subadvisor agrees to provide the Advisor and the Fund with copies of its policy with respect to allocation of brokerage on trades for the Fund. Subject to the policies adopted by the Fund's Directors, the Subadvisor, in carrying out its duties under Section 1(a), may cause the Fund to pay a broker-dealer which furnishes brokerage or research services, as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "34 Act") or formal/informal staff opinions a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the subadvisor with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the '34 Act or rules).

ii) Aggregate Transactions In executing portfolio transactions for the Fund, the Subadvisor may, but will not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies of the Fund, to the extent permitted by applicable laws and regulations. If the Subadvisor chooses to aggregate sales or purchases, it will allocate the securities as well as the expenses incurred in the transaction in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients involved in the transaction.

iii) Directed Brokerage. The Advisor may direct the Subadvisor to use a particular broker or dealer for one or more trades if, in the sole opinion of the Advisor, it is in the best interest of the Fund to do so and is in compliance with Federal and State securities laws.

(iv) Reports on Portfolio Transactions. The Subadvisor shall provide to the Advisor and the Directors such reports in respect to the placement of portfolio transactions, for the Fund as the Advisor or the Directors may reasonably request and, upon such request, will provide the Advisor and the Directors with its policies and practices with respect to "soft dollar" transactions and aggregate trading.

v) Brokerage Accounts. The Advisor authorizes and empowers the Subadvisor to direct the Fund's custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called "brokerage accounts") for and in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Subadvisor shall select as provided above. The Subadvisor may, using such of the securities and other property in the Fund as the Subadvisor deems necessary or desirable, direct the Fund's custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Subadvisor deems desirable or appropriate.

(g) Voting Proxies. The Subadvisor agrees to take appropriate action (which includes voting) on all proxies for the Fund's portfolio investments in a timely manner in accordance with the Fund's Proxy Voting Guidelines, (a copy of which has been provided to the Subadvisor) to the extent that the Subadvisor receives timely notice that the Advisor no longer will be voting proxies for the Fund's portfolio investments.

Accordingly, in the situation where the Adviser has assumed responsibility for voting proxies for the Fund's portfolio investments, the Subadvisor agrees to take any and all appropriate actions to facilitate the Advisor's timely receipt of all proxies for the Fund's portfolio investments, which the Advisor, in turn, will vote.

(h) Furnishing Information for the Fund's Proxies and Other Required Mailings. The Subadvisor agrees to provide the Advisor in a timely manner with all information relating to the Subadvisor, necessary, including the Subadvisor's balance sheet and information concerning the Subadvisor's controlling persons, for preparation of the Fund's proxy statements or other required mailings, as may be needed from time to time.

2. Books, Records and Procedures

a) In connection with the purchase and sale of the Fund's portfolio securities, the Subadvisor shall arrange for the transmission to the Fund's custodian, and/or the Advisor on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Advisor to perform its accounting and administrative responsibilities with respect to the management of the Fund.

b) The Subadvisor warrants that it is duly registered and in good standing as a registered investment advisor with the U.S. Securities and Exchange Commission. Pursuant to Rule 31a-3 under the 1940 Act, Rule 204-2 under the Investment Advisers Act of 1940 and any other applicable laws, rules or regulations regarding recordkeeping, the Subadvisor agrees that: (i) all records it maintains for the Fund are the property of the Fund; (ii) it will surrender promptly to the Fund or Advisor any such records upon the Fund's or Advisor's request; (iii) it will maintain for the Fund the records that the Fund is required to maintain under Rule 31a-1(b) or any other applicable rule insofar as such records relate to the investment affairs of the Fund for which the Subadvisor has responsibility under this Agreement; and (iv) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Fund.

c) The Subadvisor represents that it has adopted and will maintain at all times a suitable Code of Ethics that covers its activities with respect to its services to the Fund. Further, the Subadvisor will not undertake, or permit such persons to undertake, any activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement, or under the Code of Ethics.

d) The Subadvisor represents that it has adopted and will maintain at all times written supervisory procedures in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940 that are reasonably designed to prevent violations of the federal securities laws.

e) The Subadvisor periodically shall supply to the Board of Directors its policies on "soft dollars", trade allocations and brokerage allocation, such other policies and procedures as may be required under Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Investment Advisers Act of 1940 and any other material the Adviser may reasonably request.

f) The Subadvisor shall maintain appropriate fidelity bond and errors and omission insurance policies.

3. Compensation. The Advisor will pay to the Subadvisor as compensation for the Subadvisor's services rendered pursuant to this Agreement an annual Subadvisory fee as specified in one or more Schedules attached hereto and made part of this Agreement. Such fees shall be paid by the Advisor (and not by the Fund). Such fees shall be payable for each month within 15 business days after the end of such month. If the Subadvisor shall serve for less than the whole of a month, the compensation as specified shall be prorated based on the portion of the month for which services were provided. The Schedules may be amended from time to time, in writing agreed to by the Advisor and the Subadvisor, provided that amendments are made in conformity with applicable laws and regulations and the Articles of Incorporation and Bylaws of the Fund. Any change in the Schedule pertaining to any new or existing series of the Fund shall not be deemed to affect the interest of any other series of the Fund and shall not require the approval of shareholders of any other series of the Fund.

4. Assignment and Amendment of Agreement. This Agreement automatically shall terminate without the payment of any penalty in the event of its assignment (as defined under the 1940 Act) or if the Investment Advisory Agreement between the Advisor and the Fund shall terminate for any reason. This Agreement constitutes the entire agreement between the parties, and may not be amended unless, if required by Securities and Exchange Commission rules and regulations, such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of Summit Mutual Funds, Inc., who are not interested persons of the Fund, the Advisor or the Subadvisor.

5. Duration and Termination of the Agreement. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to any Fund now existing or hereafter created unless it has first been approved (a) by a vote of the majority of those Directors of Summit Mutual Funds, Inc. who are not parties to this Agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of that Funds' outstanding voting securities or as otherwise provided by law, or pursuant to an exemptive order governing such vote. This Agreement shall remain in full force and effect with respect to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4) except as follows:

(a) Summit Mutual Funds, Inc. may at any time terminate this Agreement without penalty with respect to any or all Funds by providing not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and the Subadvisor. Such termination can be authorized by the affirmative vote of a majority of the (i) Directors of Summit Mutual Funds, Inc. or (ii) outstanding voting securities of the applicable series of the Fund.

(b) This Agreement will terminate automatically with respect to a Fund unless, within two years of the effective date of that Fund, and at least annually thereafter, the continuance of this Agreement is specifically approved by (i) the Directors of Summit Mutual Funds, Inc. or the shareholders of such series by the affirmative vote of a majority of the outstanding shares of such series, and (ii) a majority of the Directors of Summit Mutual Funds, Inc., who are not interested persons of the Fund, Advisor or Subadvisor, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of any series for their approval and such shareholders fail to approve such continuance as provided herein, the Subadvisor may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(c) The Advisor may at any time terminate this Agreement with respect to any or all Funds by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadvisor, and the Subadvisor may at any time terminate this Agreement with respect to any or all series by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor, unless otherwise mutually agreed in writing.

Upon termination of this Agreement with respect to any Fund,

(a) The duties of the Advisor delegated to the Subadvisor under this Agreement with respect to such Fund automatically shall revert to the Advisor, and

(b) Both parties agree to use reasonable efforts to jointly issue public statements, other than those public statements required by law, regarding the termination.

6. Notification to the Advisor. The Subadvisor promptly shall notify the Advisor in writing of the occurrence of any of the following events:

(a) the Subadvisor shall fail to be registered as an investment advisor under the Investment Advisers Act of 1940, as amended;

(b) the Subadvisor shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; or

(c) a material violation of the Subadvisor's Code of Ethics is discovered and, again, when action has been taken to rectify such violation; or

(d) any other event, including but not limited to, a change in executive personnel or the addition or loss of major clients of the Subadvisor that might affect the ability of the Subadvisor to provide the services provided for under this Agreement.

7. Definitions. For the purposes of this Agreement, the terms "vote of a majority of the outstanding Shares," "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

8. Indemnification. The Subadvisor shall indemnify and hold harmless the Advisor, the Fund and their respective Directors, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

The Subadvisor shall indemnify and hold harmless the Advisor, the Fund and their respective Directors, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) which arise solely on account of the Subadvisor's action(s) in respect to any change of control and are not otherwise typically borne by the Fund. These expenses shall include but are not exclusive of, the cost of notice to shareholders of any meeting or vote necessary to approve the Investment Subadvisory Agreement and the cost of reprinting shareholder communications describing the new Investment Subadvisory Agreement.

The Advisor shall indemnify and hold harmless the Subadvisor, the Fund, their respective Directors, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or under its Investment Advisory Agreement with the Fund.

This Section 8 shall survive the termination of this Agreement.

9. Applicable Law and Jurisdiction. This Agreement shall be governed by Maryland law, and any dispute arising from this Agreement or the services rendered hereunder shall be resolved through legal proceedings, whether state, federal, or otherwise, conducted in the State of Maryland or in such other manner or jurisdiction as shall be mutually agreed upon by the parties hereto.

10. Confidentiality and Use of Name. It is acknowledged and agreed that the names of the Advisor, the Subadvisor, and the Fund or its service providers, and derivatives of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property. The parties agree neither will use the name of the other, or any Mark, without the prior written consent of the other party, except to the extent that such use is limited to the name, performance data, biographical data and other pertinent for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used without the prior written consent of the other party, which consent shall not be unreasonably withheld. The provisions of this Section 10 shall survive termination of this Agreement.

It is understood that any nonpublic information or recommendation supplied by Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only in connection with the business of the Fund by Adviser, the Company, the Fund or such persons Adviser may designate. It is also understood that any nonpublic information supplied to Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by Subadviser in connection with its obligation to provide investment advice and other services to the Fund.

11. Miscellaneous. Notices of any kind to be given to a party hereunder shall be in writing and shall be duly given if mailed, delivered or communicated by answer back facsimile transmission to such party at the address set forth below, attention President, or at such other address or to such other person as a party may from time to time specify.

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

The Advisor and the Subadvisor each represents and warrants that it has the power to execute and deliver this Agreement and any other documentation relating hereto and to perform its respective obligations under this Agreement and that it has taken all necessary action to authorize such execution, delivery and performance. Such execution, delivery and performance do not violate or conflict with any law applicable to the Advisor or the Subadvisor, respectively, any order of judgment of any court or other governmental agency, or any contractual restriction binding on or affecting the Advisor or the Subadvisor, respectively. The obligations of the Advisor and the Subadvisor, respectively, under this Agreement constitute their respective legal, valid and binding obligations, enforceable against each of them in accordance with the terms hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

Witness:	CALVERT ASSET MANAGEMENT COMPANY, INC.

BY:_______________	BY:______________________________________

Witness:	SUMMIT INVESTMENT PARTNERS, INC.

BY:_______________	BY:______________________________________

Schedule to the Investment Subadvisory Agreement
between Calvert Asset Management Company, Inc.
and Summit Investment Partners, Inc.

Pursuant to the recitals of the Investment Subadvisory Agreement between Calvert Asset Management Company, Inc. (the "Advisor") and Summit Investment Partners, Inc. (the "Subadvisor"), the Subadvisor is retained to furnish the Advisor with advisory services in connection with the Advisor's investment advisory activities on behalf of the following series of Summit Mutual Funds, Inc.:

SUMMIT APEX SERIES

Large Cap Growth Fund

SUMMIT PINNACLE SERIES

S&P 500 Index Portfolio
S&P MidCap 400 Index Portfolio
Balanced Index Portfolio
Nasdaq-100 Index Portfolio
Russell 2000 Small Cap Index Portfolio
Lehman Aggregate Bond Index Portfolio
Inflation Protected Plus Portfolio
Lifestyle ETF Market Strategy Target Portfolio
Lifestyle ETF Market Strategy Conservative Portfolio
Lifestyle ETF Market Strategy Aggressive Portfolio
Natural Resources Portfolio

Schedule to the Investment Subadvisory Agreement
between Calvert Asset Management Company, Inc.
and Summit Investment Partners, Inc.

As compensation pursuant to Section 3 of the Subadvisory Agreement between Calvert Asset Management Company, Inc. (the "Advisor") and Summit Investment Partners, Inc. (the "Subadvisor"), the Advisor shall pay the Subadvisor an annual subadvisory fee of 50% of the balance of the advisory fee (after reimbursements and platform fees), based on the current value of net assets for each Fund or Portfolio.

 As a reference point, the advisory fee for each Fund or Portfolio (payable to the Advisor by Summit Mutual Funds, Inc.) is as follows:

SUMMIT APEX SERIES
Large Cap Growth Fund	0.75%
High Yield Bond Fund	0.65%
Short-term Government Fund	0.45%

SUMMIT PINNACLE SERIES
Zenith Portfolio	0.64%
S&P 500 Index Portfolio	0.25%
S&P MidCap 400 Index Portfolio	0.30%
Balanced Index Portfolio	0.35%
Nasdaq-100 Index Portfolio	0.35%
Russell 2000 Small Cap Index Portfolio	0.30%
EAFE International Index Portfolio	0.56%
Lehman Aggregate Bond Index Portfolio	0.30%
Inflation Protected Plus Portfolio	0.50%
Lifestyle ETF Market Strategy Target Portfolio	0.55%
Lifestyle ETF Market Strategy Conservative Portfolio	0.55%
Lifestyle ETF Market Strategy Aggressive Portfolio	0.55%
Natural Resources Portfolio	0.55%

EXHIBIT E

WORLD ASSET MANAGEMENT, INC.
INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT, effective December 12, 2008, by and between Calvert Asset Management Company, Inc., a Delaware corporation registered as an investment Advisor under the Investment Advisers Act of 1940 (the "Advisor"), and World Asset Management, Inc. a division of Munder Capital Management, a Delaware general partnership (the "Subadvisor").

WHEREAS, the Advisor is the investment advisor to Summit Mutual Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Advisor desires to retain the Subadvisor to furnish it with certain investment advisory services in connection with the Advisor's investment advisory activities on behalf of certain series of Summit Mutual Funds, Inc., for which Schedules are attached (the "Fund" or "Portfolio"); and

WHEREAS, the selection of the Subadvisor, by the Advisor, to manage the above referenced Portfolio, subject to shareholder approval;

NOW, THEREFORE, in consideration of the promises and the terms and conditions hereinafter set forth, it is agreed as follows:

1. Services to be Rendered by the Subadvisor to the Fund.

(a) Investment Program. Subject to the control of the Summit Mutual Funds, Inc. Board of Directors ("Directors") and the Advisor, the hereto Subadvisor at its expense continuously will furnish to the Fund an investment program for such portion, if any, of Fund assets designated by the Advisor from time to time. With respect to such assets, the Subadvisor will make investment decisions, and will place all orders for the purchase and sale of portfolio securities. The Subadvisor will for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor. In the performance of its duties, the Subadvisor will act in the best interests of the Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, and Subchapter M of the Internal Revenue Code of 1986, as amended, (ii) the terms of this Agreement, (iii) the Fund's Articles of Incorporation, Bylaws and Registration Statement as from time to time amended, (iv) relevant undertakings provided to State securities regulators, (v) the stated investment objective, policies and restrictions of the Fund, and (vi) such other guidelines as the Board of Directors or Advisor may establish. The Advisor shall be responsible for providing the Subadvisor with current copies of the materials specified in Subsections (a)(iii), (iv), (v) and (vi) of this Section 1.

(b) Availability of Personnel. The Subadvisor at its expense will make available to the Directors and Advisor at reasonable times, its portfolio managers and other appropriate personnel, either in person, or, at the mutual convenience of the Advisor and the Subadvisor, by telephone, in order to review the Fund's investment policies and to consult with the Directors and Advisor regarding the Fund's investment affairs, including economic, statistical and investment matters relevant to the Subadvisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs.

(c) Expenses, Salaries and Facilities. The Subadvisor will pay all expenses incurred by it in connection with its activities under this Agreement (other than the cost of securities and other investments, including any brokerage commissions), including but not limited to, all salaries of personnel and facilities required for it to execute its duties under this Agreement.

(d) Compliance Reports. The Subadvisor at its expense will provide the Advisor with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time.

(e) Valuation. The Subadvisor will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information and shall assist the Directors and Advisor in any fair value determinations as necessary, relating to the assets of the Fund for which the Subadvisor has responsibility on a daily basis (unless otherwise agreed upon by the parties hereto) and at such other times as the Advisor shall reasonably request.

(f) Executing Portfolio Transactions.

i) Brokerage In selecting brokers and dealers to execute purchases and sales of investments for the Fund, the Subadvisor will use its best efforts to obtain the most favorable price and execution available in accordance with this paragraph. The Subadvisor agrees to provide the Advisor and the Fund with copies of its policy with respect to allocation of brokerage on trades for the Fund. Subject to the policies adopted by the Fund's Directors, the Subadvisor, in carrying out its duties under Section 1(a), may cause the Fund to pay a broker-dealer which furnishes brokerage or research services, as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "34 Act") or formal/informal staff opinions a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the subadvisor with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the '34 Act or rules).

ii) Aggregate Transactions In executing portfolio transactions for the Fund, the Subadvisor may, but will not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies of the Fund, to the extent permitted by applicable laws and regulations. If the Subadvisor chooses to aggregate sales or purchases, it will allocate the securities as well as the expenses incurred in the transaction in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients involved in the transaction.

iii) Directed Brokerage. The Advisor may direct the Subadvisor to use a particular broker or dealer for one or more trades if, in the sole opinion of the Advisor, it is in the best interest of the Fund to do so and is in compliance with Federal and State securities laws.

(iv) Reports on Portfolio Transactions. The Subadvisor shall provide to the Advisor and the Directors such reports in respect to the placement of portfolio transactions, for the Fund as the Advisor or the Directors may reasonably request and, upon such request, will provide the Advisor and the Directors with its policies and practices with respect to "soft dollar" transactions and aggregate trading.

v) Brokerage Accounts. The Advisor authorizes and empowers the Subadvisor to direct the Fund's custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called "brokerage accounts") for and in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Subadvisor shall select as provided above. The Subadvisor may, using such of the securities and other property in the Fund as the Subadvisor deems necessary or desirable, direct the Fund's custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Subadvisor deems desirable or appropriate.

(g) Voting Proxies. The Subadvisor agrees to take appropriate action (which includes voting) on all proxies for the Fund's portfolio investments in a timely manner in accordance with the Fund's Proxy Voting Guidelines, (a copy of which has been provided to the Subadvisor) to the extent that the Subadvisor receives timely notice that the Advisor no longer will be voting proxies for the Fund's portfolio investments.

Accordingly, in the situation where the Adviser has assumed responsibility for voting proxies for the Fund's portfolio investments, the Subadvisor agrees to take any and all appropriate actions to facilitate the Advisor's timely receipt of all proxies for the Fund's portfolio investments, which the Advisor, in turn, will vote.

(h) Furnishing Information for the Fund's Proxies and Other Required Mailings. The Subadvisor agrees to provide the Advisor in a timely manner with all information relating to the Subadvisor, necessary, including the Subadvisor's balance sheet and information concerning the Subadvisor's controlling persons, for preparation of the Fund's proxy statements or other required mailings, as may be needed from time to time.

2. Books, Records and Procedures

a) In connection with the purchase and sale of the Fund's portfolio securities, the Subadvisor shall arrange for the transmission to the Fund's custodian, and/or the Advisor on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Advisor to perform its accounting and administrative responsibilities with respect to the management of the Fund.

b) The Subadvisor warrants that it is duly registered and in good standing as a registered investment advisor with the U.S. Securities and Exchange Commission. Pursuant to Rule 31a-3 under the 1940 Act, Rule 204-2 under the Investment Advisers Act of 1940 and any other applicable laws, rules or regulations regarding recordkeeping, the Subadvisor agrees that: (i) all records it maintains for the Fund are the property of the Fund; (ii) it will surrender promptly to the Fund or Advisor any such records upon the Fund's or Advisor's request; (iii) it will maintain for the Fund the records that the Fund is required to maintain under Rule 31a-1(b) or any other applicable rule insofar as such records relate to the investment affairs of the Fund for which the Subadvisor has responsibility under this Agreement; and (iv) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Fund.

c) The Subadvisor represents that it has adopted and will maintain at all times a suitable Code of Ethics that covers its activities with respect to its services to the Fund. Further, the Subadvisor will not undertake, or permit such persons to undertake, any activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement, or under the Code of Ethics.

d) The Subadvisor represents that it has adopted and will maintain at all times written supervisory procedures in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940 that are reasonably designed to prevent violations of the federal securities laws.

e) The Subadvisor periodically shall supply to the Board of Directors its policies on "soft dollars", trade allocations and brokerage allocation, such other policies and procedures as may be required under Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Investment Advisers Act of 1940 and any other material the Adviser may reasonably request.

f) The Subadvisor shall maintain appropriate fidelity bond and errors and omission insurance policies.

3. Compensation. The Advisor will pay to the Subadvisor as compensation for the Subadvisor's services rendered pursuant to this Agreement an annual Subadvisory fee as specified in one or more Schedules attached hereto and made part of this Agreement. Such fees shall be paid by the Advisor (and not by the Fund). Such fees shall be payable for each month within 15 business days after the end of such month. If the Subadvisor shall serve for less than the whole of a month, the compensation as specified shall be prorated based on the portion of the month for which services were provided. The Schedules may be amended from time to time, in writing agreed to by the Advisor and the Subadvisor, provided that amendments are made in conformity with applicable laws and regulations and the Articles of Incorporation and Bylaws of the Fund. Any change in the Schedule pertaining to any new or existing series of the Fund shall not be deemed to affect the interest of any other series of the Fund and shall not require the approval of shareholders of any other series of the Fund.

4. Assignment and Amendment of Agreement. This Agreement automatically shall terminate without the payment of any penalty in the event of its assignment (as defined under the 1940 Act) or if the Investment Advisory Agreement between the Advisor and the Fund shall terminate for any reason. This Agreement constitutes the entire agreement between the parties, and may not be amended unless, if required by Securities and Exchange Commission rules and regulations, such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of Summit Mutual Funds, Inc., who are not interested persons of the Fund, the Advisor or the Subadvisor.

5. Duration and Termination of the Agreement. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to any Fund now existing or hereafter created unless it has first been approved (a) by a vote of the majority of those Directors of Summit Mutual Funds, Inc. who are not parties to this Agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of that Funds' outstanding voting securities or as otherwise provided by law, or pursuant to an exemptive order governing such vote. This Agreement shall remain in full force and effect with respect to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4) except as follows:

(a) Summit Mutual Funds, Inc. may at any time terminate this Agreement without penalty with respect to any or all Funds by providing not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and the Subadvisor. Such termination can be authorized by the affirmative vote of a majority of the (i) Directors of Summit Mutual Funds, Inc. or (ii) outstanding voting securities of the applicable series of the Fund.

(b) This Agreement will terminate automatically with respect to a Fund unless, within two years of the effective date of that Fund, and at least annually thereafter, the continuance of this Agreement is specifically approved by (i) the Directors of Summit Mutual Funds, Inc. or the shareholders of such series by the affirmative vote of a majority of the outstanding shares of such series, and (ii) a majority of the Directors of Summit Mutual Funds, Inc., who are not interested persons of the Fund, Advisor or Subadvisor, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of any series for their approval and such shareholders fail to approve such continuance as provided herein, the Subadvisor may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(c) The Advisor may at any time terminate this Agreement with respect to any or all Funds by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadvisor, and the Subadvisor may at any time terminate this Agreement with respect to any or all series by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor, unless otherwise mutually agreed in writing.

Upon termination of this Agreement with respect to any Fund,

(a) The duties of the Advisor delegated to the Subadvisor under this Agreement with respect to such Fund automatically shall revert to the Advisor, and

(b) Both parties agree to use reasonable efforts to jointly issue public statements, other than those public statements required by law, regarding the termination.

6. Notification to the Advisor. The Subadvisor promptly shall notify the Advisor in writing of the occurrence of any of the following events:

(a) the Subadvisor shall fail to be registered as an investment advisor under the Investment Advisers Act of 1940, as amended;

(b) the Subadvisor shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; or

(c) a material violation of the Subadvisor's Code of Ethics is discovered and, again, when action has been taken to rectify such violation; or

(d) any other event, including but not limited to, a change in executive personnel or the addition or loss of major clients of the Subadvisor that might affect the ability of the Subadvisor to provide the services provided for under this Agreement.

7. Definitions. For the purposes of this Agreement, the terms "vote of a majority of the outstanding Shares," "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

8. Indemnification. The Subadvisor shall indemnify and hold harmless the Advisor, the Fund and their respective Directors, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

The Subadvisor shall indemnify and hold harmless the Advisor, the Fund and their respective Directors, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) which arise solely on account of the Subadvisor's action(s) in respect to any change of control and are not otherwise typically borne by the Fund. These expenses shall include but are not exclusive of, the cost of notice to shareholders of any meeting or vote necessary to approve the Investment Subadvisory Agreement and the cost of reprinting shareholder communications describing the new Investment Subadvisory Agreement.

The Advisor shall indemnify and hold harmless the Subadvisor, the Fund, their respective Directors, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or under its Investment Advisory Agreement with the Fund.

This Section 8 shall survive the termination of this Agreement.

9. Applicable Law and Jurisdiction. This Agreement shall be governed by Maryland law, and any dispute arising from this Agreement or the services rendered hereunder shall be resolved through legal proceedings, whether state, federal, or otherwise, conducted in the State of Maryland or in such other manner or jurisdiction as shall be mutually agreed upon by the parties hereto.

10. Confidentiality and Use of Name. It is acknowledged and agreed that the names of the Advisor, the Subadvisor, and the Fund or its service providers, and derivatives of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property. The parties agree neither will use the name of the other, or any Mark, without the prior written consent of the other party, except to the extent that such use is limited to the name, performance data, biographical data and other pertinent for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used without the prior written consent of the other party, which consent shall not be unreasonably withheld. The provisions of this Section 10 shall survive termination of this Agreement.

It is understood that any nonpublic information or recommendation supplied by Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only in connection with the business of the Fund by Adviser, the Company, the Fund or such persons Adviser may designate. It is also understood that any nonpublic information supplied to Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by Subadviser in connection with its obligation to provide investment advice and other services to the Fund.

11. Miscellaneous. Notices of any kind to be given to a party hereunder shall be in writing and shall be duly given if mailed, delivered or communicated by answer back facsimile transmission to such party at the address set forth below, attention President, or at such other address or to such other person as a party may from time to time specify.

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

The Advisor and the Subadvisor each represents and warrants that it has the power to execute and deliver this Agreement and any other documentation relating hereto and to perform its respective obligations under this Agreement and that it has taken all necessary action to authorize such execution, delivery and performance. Such execution, delivery and performance do not violate or conflict with any law applicable to the Advisor or the Subadvisor, respectively, any order of judgment of any court or other governmental agency, or any contractual restriction binding on or affecting the Advisor or the Subadvisor, respectively. The obligations of the Advisor and the Subadvisor, respectively, under this Agreement constitute their respective legal, valid and binding obligations, enforceable against each of them in accordance with the terms hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

Witness:	CALVERT ASSET MANAGEMENT COMPANY, INC.

BY:_______________	BY:______________________________________

Witness:	WORLD ASSET MANAGEMENT, INC. A division of Munder Capital Management

BY:________________	BY:______________________________________

Schedule to the Investment Subadvisory Agreement
between Calvert Asset Management Company, Inc.
and World Asset Management, Inc.

Pursuant to the recitals of the Investment Subadvisory Agreement between Calvert Asset Management Company, Inc. (the "Advisor") and World Asset Management, Inc., a division of Munder Capital Management (the "Subadvisor"), the Subadvisor is retained to furnish the Advisor with advisory services in connection with the Advisor's investment advisory activities on behalf of the following series of Summit Mutual Funds, Inc.:

SUMMIT PINNACLE SERIES

EAFE International Index Portfolio

Schedule to the Investment Subadvisory Agreement
between Calvert Asset Management Company, Inc.
and World Asset Management, Inc.

As compensation pursuant to Section 3 of the Subadvisory Agreement between Calvert Asset Management Company, Inc. (the "Advisor") and World Asset Management, Inc., a division of Munder Capital Management (the "Subadvisor"), the Advisor shall pay the Subadvisor an annual subadvisory fee of 0.10% of the first $100 million of the daily net assets, 0.06% of the next $100 million of daily net assets, and 0.03% of daily net assets in excess of $200 million of the EAFE International Index Portfolio.

EXHIBIT F

Draft Nominating Committee Charter

I. Purpose

General. It is the responsibility of the Nominating Committee of the Fund (the "Committee") to identify and recommend to the Board of Directors/Trustees of the Fund (the "Board") for election of qualified candidates to serve as independent directors/trustees1 of the Fund.

Diversity. The Board believes that diversity is an important attribute of a well-functioning board. Among the responsibilities of the Nominating Committee shall be to advise the Board upon request on matters of diversity including race, gender, culture, thought, and geography; and recommend, as necessary, measures contributing to a Board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise.

II. Composition of the Committee

The Committee of the Fund shall consist entirely of independent directors/trustees. Committee members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Unless the Board elects a Chair for the Committee, the Committee may designate a Chair by a majority vote of the full Committee.

III. Meetings and Procedures of the Committee

Meetings of the Committee will be held at the pleasure of the Chair and the Committee in response to the needs of the Board.1, 2 The Chair and the Committee shall determine the agenda for the meetings. The Committee shall provide the Board with a report of the Committee's activities and proceedings, as appropriate. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

A majority of Committee members shall constitute a quorum for the transaction of business. The action of a majority of those members present at a meeting at which a quorum is present shall be the act of the Committee.

_______________________
1 An independent director/trustee is one who is not an "interested person" of the Fund, as described in Section 2(a)(19) of the Investment Company Act of 1940.

2 Such meetings may be by telephone or in person as the Committee may decide.

IV. Goals and Responsibilities

The Committee may develop a set of guidelines for Board membership that strives to attain a diversity of background and skills for the Board. The Committee also seeks to apply a search protocol that seeks qualified Board candidates from a variety of areas, which may include but is not limited to the traditional corporate environment, government, academia, private enterprise, non-profit organizations, and professions such as accounting, human resources, and legal services.

In the process of searching for qualified persons to serve on the Board, the Committee shall strive for the inclusion of diverse groups, knowledge, and viewpoints. To accomplish this, the Committee may retain an executive search firm to help meet the Committee's diversity objective as well as form alliances with organizations representing the interests of women and minorities. In connection with its efforts to create and maintain a diverse Board, the Committee may:

    Develop recruitment protocols that seek to include diverse candidates in any director/trustee search. These protocols should take into account that qualified, but often overlooked, candidates may be found in a broad array of organizations, including academic institutions, privately held businesses, nonprofit organizations, and trade associations, in addition to the traditionally recognized candidate pool of public company directors and officers.

    Strive to use the current network of organizations and trade groups that may help identify diverse candidates.

    Periodically review director/trustee recruitment and selection protocols so that diversity remains a component of any director/trustee search.

The Board recognizes, however, that racial and gender diversity on the Board may vary over time.

The Committee also may establish a policy for the consideration of Director/Trustee nominees and establish procedures for the consideration of shareholder nominees.

V. Investigations and Studies: Outside Advisers

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

It is understood that the Committee may consult with Fund management in selecting and evaluating nominees for election as directors/trustees.

VI. Board Evaluations

The Committee shall, as it deems appropriate, periodically review Board composition to ensure that the Board reflects a balance of knowledge, experience, skills, expertise and diversity, including racial and gender diversity required for the Board to fulfill its duties.

The Committee shall review this Charter when the Committee deems it necessary and recommend any changes to the Board.

[LOGO]

SUMMIT MUTUAL FUNDS, INC.
312 Walnut Street, Suite 2500
Cincinnati, OH 45202
1-877-546-3863

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

December 5, 2008

The undersigned hereby appoints Thomas G. Knipper and John F. Labmeier, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of the Large Cap Growth Fund, High Yield Bond Fund and Short-term Government Fund of the Summit Apex Series; and the Zenith Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio, EAFE International Index Portfolio, Lehman Aggregate Bond Index Portfolio, Inflation Protected Plus Portfolio, Lifestyle ETF Market Strategy Target Portfolio, Lifestyle ETF Market Strategy Conservative Portfolio, Lifestyle ETF Market Strategy Aggressive Portfolio, and Natural Resources Portfolio of the Summit Pinnacle Series (together, the "Funds") of Summit Mutual Funds, Inc., held by the undersigned at the Special Meeting of Shareholders of the Company to be held on Friday, December 5, 2008, at 9:00 a.m., Eastern Time, at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202, as may be adjourned from time to time ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The Board of Directors recommends that you vote FOR the following Proposals:

  For each Fund: To approve an Investment Advisory Agreement between Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc.

              For      ☐             Against      ☐             Abstain      ☐

  For all Funds (except High Yield Bond Fund, Short-term Government Fund, Zenith Portfolio and EAFE International Index Portfolio): To approve an Investment Sub-advisory Agreement between Calvert Asset Management Company, Inc. and Summit Investment Partners, Inc.

              For      ☐             Against      ☐             Abstain      ☐

  For the EAFE International Index Portfolio only: To approve an Investment Sub-advisory Agreement between Calvert Asset Management Company, Inc. and World Asset Management, Inc.

              For      ☐             Against      ☐             Abstain      ☐

  For each Fund: To elect the Board of Directors of Summit Mutual Funds, Inc.
    Frank H. Blatz, Jr.
    Alice Gresham
    Barbara J. Krumsiek
    M. Charito Kruvant
    William Lester
    Cynthia Milligan
    Arthur J. Pugh

            For      ☐             Against      ☐             Abstain      ☐

 To abstain from voting on or to vote against one or more of the proposed Directors listed above, but to approve the others, place an "x" in the box at left and indicate the number(s) of the person on the appropriate line:

I vote against __________________. I abstain on ___________________.

5.    For each Fund: To ratify the selection of auditors, KPMG LLP, as Independent Registered Public Accountants to Summit Mutual Funds, Inc.

            For      ☐             Against      ☐             Abstain      ☐

6.     For each Fund: To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment sub-advisors on behalf of the Funds without obtaining shareholder approval.

            For      ☐             Against      ☐             Abstain      ☐

This proxy will be voted as specified. IF NO SPECIFICATIONS ARE MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date _________________

Please date and sign exactly as the name or names appear on this proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

---------------------------	--------------------------
Signature	Signature (if jointly held)

---------------------------	--------------------------
Title (if applicable)	Title (if applicable)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.